Exhibit 10.21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION COPY

LICENSE AGREEMENT

BY AND BETWEEN

KADMON PHARMACEUTICALS, LLC

AND

ABBVIE INC.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made and entered into as of the 17th day of June, 2013 (the “Effective Date”), by and among Kadmon Pharmaceuticals, LLC, a Pennsylvania limited liability company (“Kadmon”) and AbbVie Inc., a Delaware corporation (“AbbVie”). Kadmon and AbbVie may be referred to herein individually as a “Party” or collectively as the “Parties”.

BACKGROUND

WHEREAS, Kadmon owns or controls certain proprietary rights, Regulatory Approvals, know-how and technology relating to the Product in the Territory;

WHEREAS, AbbVie desires to acquire a license from Kadmon to develop and Commercialize the Product in the Territory on an exclusive or non-exclusive basis, as applicable, and Kadmon desires to grant to AbbVie a license to develop and Commercialize the Product in the Territory on an exclusive or non-exclusive basis, as applicable, in accordance with the terms and conditions of this Agreement;

WHEREAS, Kadmon desires to supply Product to AbbVie on the terms and conditions set forth in this Agreement and the Supply Agreement and AbbVie desires to obtain supply of Product in accordance with the terms and conditions of this Agreement; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Parties will be entering into certain Ancillary Agreements, including an Asset Purchase Agreement pursuant to which AbbVie will purchase assets related to Product outside of the Territory.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

1.              DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

1.1.                                                    “Affiliate” means, with respect to a Party, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.

1.2.                                                    “Ancillary Agreements” means, collectively, the Asset Purchase Agreement, the Bill of Sale, Assignment and Assumption Agreement, the Patent Assignment Agreement, the Supply Agreement, and the Escrow Agreement.

1.3.                                                    “Applicable Laws” means all federal, state, local or foreign laws, codes, statutes, ordinances, regulations, rules, guidance, or orders of any kind whatsoever that are applicable to the Parties, the transactions contemplated under this Agreement or the Product, including the United States Federal Food, Drug and Cosmetic Act, the Public Health Services Act, Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a et seq.), Anti-Kickback Statute (42 U.S.C. § 1320a-7b et seq.), the Health Insurance Portability and Accountability Act of 1996, data security and confidentiality, patient and information privacy, and tax laws, and any other regulations promulgated by any Governmental Authority, all as amended from time to time.

1.4.                                                    “Asset Purchase Agreement” means the Asset Purchase Agreement by and between Kadmon and AbbVie of even date herewith.

1.5.                                                    “BID Product” means a 200mg, 400mg or 600mg, as applicable, standalone tablet (and specifically excluding capsules) that (a) contains Ribavirin as the active ingredient, and (b) is to be taken twice daily.

1.6.                                                    “Bill of Sale, Assignment and Assumption Agreement” means the Bill of Sale and the Assignment and Assumption Agreement, as defined in and to be entered into pursuant to the Asset Purchase Agreement.

1.7.                                                    “Bioequivalence” means for purposes of QD Product or BID Product, as applicable, the least square mean ratios (test/reference) for the point estimates of Cmax and AUC (Cmax, AUCt, AUCinf and AUCtau, as applicable) are between 0.8 and 1.25.

1.8.                                                    “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks are required or authorized to be closed in New York.

1.9.                                                    “Calendar Quarter” means a three-month period commencing on January 1, April 1, July 1, and October 1; provided, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first full Calendar Quarter thereafter and (b) the last Calendar Quarter of the Term shall end upon the termination of this Agreement.

1.10.                                             “Calendar Year” means a twelve-month period commencing on January 1; provided, that (a) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the same year and (b) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement is terminated or expires and end on the date of termination of this Agreement.

1.11.                                             “Commercially Reasonable Efforts” means with respect to the efforts to be

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expended by a Party with respect to any objective, reasonable, good faith efforts to accomplish such objective as a Person in the life sciences industry would normally use to accomplish a similar objective under similar circumstances, taking into consideration the stage of development or product life, market potential, efficacy, safety, approved labeling, competitiveness of alternative products sold by Third Parties in the marketplace, patent and other proprietary positions, and profitability (including royalties payable to licensors of patent or other intellectual property rights) not taking into account any royalty, milestone or other payment to be made under this Agreement, and, with respect to the efforts to be expended by AbbVie, taking into consideration the impact of such activities on AbbVie’s products for the treatment of Hepatitis C virus.

1.12.                                             “Commercialization” and “Commercialize” means the activities carried out by or on behalf of a Party in distributing (including importing, transporting, warehousing, invoicing, handling and delivering Product to customers), promoting, marketing and selling Product, but does not include selling the Product for clinical trial purposes.

1.13.                                             “Confidential Information” means technical, financial, manufacturing or marketing information, ideas, methods, developments, improvements, business plans, know-how, trade secrets or other proprietary information relating thereto, together with analyses, compilations, studies or other documents, records or data prepared by the Parties and their Affiliates which contain or otherwise reflect or are generated from such information.

1.14.                                             “Control”, “Controls” or “Controlled by” means with respect to any item of Kadmon IP Rights or Confidential Information, ownership of or possession of the right, whether directly or through an Affiliate, by ownership or license, to use or practice such item of Kadmon IP Rights or Confidential Information.

1.15.                                             “Co-packaged BID Product” means any product containing a BID Product and any other approved product, in separate final dosage forms, packaged together with appropriate labeling, intended for use together for the ease of the patient.

1.16.                                             “Co-packaged QD Product” means any product containing a QD Product and any other approved product, in separate final dosage forms, packaged together with appropriate labeling, intended for use together for the ease of the patient.

1.17.                                             “Drug Master File” or “DMF” means a drug master file document containing detailed information about the manufacturing of the Product the active pharmaceutical ingredient of the Product packaging, and/or excipient, colorant, flavour, essence, or material including information describing the manufacturing site, the manufacturing facility, the operating procedures, the personnel, the manufacture, chemistry and control of the drug substance and the drug substance intermediates.

1.18.                                             “EMA” means the European Medicines Agency, and any successor agency or authority having substantially the same function.

1.19.                                             “Escrow Agent” means the escrow agent that is a signatory to the Escrow Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

1.20.                                             “Escrow Agreement” means the Escrow Agreement as defined in and to be entered into pursuant to the Asset Purchase Agreement.

1.21.                                             “Exclusive Product” means the Co-Packaged BID Product and/or the Co-packaged QD Product, and as modified in accordance with Section 6.3.1.

1.22.                                             “Existing Third Party Royalties” means any and all royalty payments to be made to Third Parties in connection with the manufacture, use, research, development and Commercialization of Product in the Territory pursuant to any agreement or commitment entered into by Kadmon or any of its Affiliates, including those agreements listed on Schedule 1.22 hereto.

1.23.                                             “FDA” means the United States Food and Drug Administration, and any successor agency or authority having substantially the same function.

1.24.                                             “Governmental Authority” means any nation or government, any provincial, state, regional, local or other political subdivision thereof, any supranational organization of sovereign states, and any entity, department, commission, bureau, agency, authority, board, court, official or officer, domestic or foreign, exercising executive, judicial, regulatory or administrative functions of or pertaining to government, including the FDA and the EMA.

1.25.                                             “Intellectual Property Rights” means (a) Patent Rights, (b) trademarks, trademark registrations, trademark applications, service marks, service mark registrations, service mark applications and domain names, (c) copyrights, copyright registrations and copyright applications, (d) know-how, inventions, formulae, processes and trade secrets, and (e) all rights in all of the foregoing provided by Applicable Law.

1.26.                                             “JPMT” means the Joint Project Management Team, to be established in accordance with the terms set forth in Schedule 1.26.

1.27.                                             “Kadmon Know-How” means all Technical Information, know-how, techniques, processes, methods, specifications, and other data and information (and all copyrights, trademarks, trade secret rights and other Intellectual Property Rights relating to any of the foregoing) and any DMFs Controlled by Kadmon or its Affiliates at any time during the Term, which relate to the Product and is required for, or useful in connection with developing, using, manufacturing, obtaining or maintaining regulatory approval for, or Commercializing the Product, in written or electronic form.

1.28.                                             “Kadmon Patent Rights” means Patent Rights Controlled by Kadmon or its Affiliates at any time during the Term, including those listed in Schedule 1.28, which (a) disclose, claim or otherwise cover the composition of matter, manufacture and/or use of the Product, or (b) disclose, claim or otherwise cover Kadmon Know-How.

1.29.                                             “Kadmon IP Rights” means (a) Kadmon Patent Rights, (b) Kadmon Know-How and (c) Product Trade Dress.

1.30.                                             “Knowledge” means all facts actually known, or which should have been reasonably known, by the relevant personnel with primary responsibility for the matter

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in question on a day to day basis, following reasonable investigation and inquiry by such personnel.

1.31.                                             “Losses” means any and all losses, liabilities, damages, claims, awards, judgments, taxes, interest, penalties, costs and expenses (including, reasonable attorneys’ fees, experts’ fees and other similar out-of-pocket expenses) actually suffered or incurred.

1.32.                                             “Marketing Materials” means all marketing materials developed by AbbVie and/or its Affiliates, and/or with any Third Party, in connection with the Commercialization of Product in the Territory, including all advertising and display materials, product data, price lists, sales materials, marketing materials and information, marketing plans, sales, training and education materials, promotional and non-promotional materials in any medium, disease awareness materials, scientific and commercial publications, market research, artwork for the production of packaging components, television masters and other digital materials, including any and all copyright ownership in any of the foregoing.

1.33.                                             “NDC#” means a unique 3-segment number that identifies the labeler/vendor, the product and the trade packaging.

1.34.                                             “OUS Territory” means the “Territory” as defined in the Asset Purchase Agreement as the same may be varied from time to time in accordance with the terms of the Asset Purchase Agreement.

1.35.                                             “Patent Assignment Agreement” means the Patent Assignment Agreement as defined in and to be entered into pursuant to the Asset Purchase Agreement.

1.36.                                             “Patent Rights” means all rights arising under patents, provisional patent applications, patent applications or invention registrations, as well as any substitutions, continuations, continuations-in-part, divisionals and all reissues, renewals, reexaminations, extensions, supplementary protection certificates, confirmations, revalidations, registrations or patents, and all foreign counterparts thereof, registered or applied for in the United States and all other nations throughout the world, in connection with any of the foregoing.

1.37.                                             “Person” means any individual, corporation, partnership, joint venture, limited liability company, joint stock company, trust or unincorporated organization or Governmental Authority.

1.38.                                             “Product” means the BID Product and/or the Exclusive Product.

1.39.                                             “Product Trademark” means the trademark “RibaTab”; provided, that Product Trademark shall not include any AbbVie Product Marks or any other trademark of Kadmon or its Affiliates.

1.40.                                             “Product Trade Dress” means the trade dress set forth on Schedule 1.40.

1.41.                                             “QD Product” means a single immediate release standalone tablet (and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

specifically excluding capsules) formulated by or on behalf of Kadmon using Kadmon Know-How to contain the entire daily Ribavirin dose of 600mg, 800 mg, 1000mg, or 1200mg, as applicable, for patients.

1.42.                                             “QD Product Trademark” means (a) the trademark “RibaDay” or (b) such other trademark(s) as Kadmon or its Affiliates may use from time-to-time in relation to the QD Product.

1.43.                                             “Reference Selling Price” or “RSP” means US$4.38 per 200mg of Ribavirin.

1.44.                                             “Regulatory Approvals” means all licenses, permits, authorizations and approvals of, all pricing agreements and price reimbursement agreements with, and all registrations, filings and other notifications to, any governmental agency or department necessary, appropriate or useful for the manufacture, use or Commercialization of the Product, including the ANDA.

1.45.                                             “Ribavirin” means that certain compound having the formula 1-[(2R,3R,4S,5R)-3,4-dihydroxy-5-(hydroxymethyl)oxolan-2-yl]-1H-1,2,4-triazole-3-carboxamide. CAS # [36791-04-5].

1.46.                                             “SKU” means a stock keeping unit.

1.47.                                             “Supply Agreement” means the supply agreement by and between Kadmon and AbbVie of even date herewith pursuant to which Kadmon shall supply AbbVie with Ribavirin tablets, in substantially the form attached hereto as Exhibit B.

1.48.                                             “Technical Information” means any and all technical and/or scientific data and information, including any chemical, formulation, structural, functional biological, chemical, pharmacological, toxicological, pharmaceutical, physical, analytical, process, pre-clinical, clinical, assay, control, safety, manufacturing and quality control data and information, and all copyrights, trade secret rights and other Intellectual Property Rights relating to any of the foregoing.

1.49.                                             “Territory” means the United States of America, its territories, protectorates and possessions.

1.50.                                             “Third Party” means a Person other than Kadmon and its Affiliates and AbbVie and its Affiliates.

1.51.                                             “Unit Sales” means the number of units sold by AbbVie or on behalf of AbbVie of each SKU of Exclusive Product, to the extent such SKU contains a different dose of Ribavirin.

1.52.                                             Other Terms.  The definition of each of the following terms is set forth in the section of the Agreement indicated below:

Defined Term	Section
“AbbVie”	Preamble
“AbbVie Indemnitees”	11.2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“AbbVie Product Marks”	4.2.1
“Agreement”	Preamble
“ANDA”	6.3.1
“Bankrupt Party”	13.3
“breaching Party”	12.4
“Code”	13.3
“Deductible”	11.4
“Effective Date”	Preamble
“High Dose BID Product”	6.3.3
“High Dose QD Product”	6.3.4
“Indemnified Party”	11.3
“Indemnifying Party”	11.3
“Infringement”	8.2.1
“Infringement Claim”	8.3.1
“Kadmon”	Preamble
“Kadmon Indemnitees”	11.1
“Licensing Party”	13.3
“non-breaching Party”	12.4
“Party” and “Parties”	Preamble
“QD Product Development”	2.4
“Royalty Payment”	6.3.1
“Royalty Term”	5.3.1
“SDEA”	5.1
“Supply Agreement Requirements Obligation”	7.1
“Term”	12.1
“Trademark Consent Agreement”	6.2.1
“USPTO”	4.2.1

2.              LICENSE GRANTS AND OTHER OBLIGATIONS.

2.1.         License Grants.

2.1.1.                  Kadmon hereby grants to AbbVie, and AbbVie hereby accepts, a royalty-free, non-exclusive, perpetual and irrevocable license, with a right to grant sub-licenses to its Affiliates and otherwise in accordance with Section 2.1.4, under the Kadmon IP Rights, to make or have made and Commercialize BID Product in the Territory.

2.1.2.                  Kadmon hereby grants to AbbVie, and AbbVie hereby accepts, an exclusive (even as to Kadmon and its Affiliates, and any successor and assign thereof), perpetual and irrevocable license, with a right to grant sub-licenses to its Affiliates and otherwise in accordance with Section 2.1.4, under (a) the Kadmon IP Rights and (b) the QD Product Trademark, subject to Section 3.2, to develop, make or have made, use and Commercialize the Exclusive Product in the Territory.

2.1.3.                  Kadmon hereby further grants to AbbVie, and AbbVie hereby accepts an exclusive (even as to Kadmon and its Affiliates, and any successor and assign thereof), royalty-free, perpetual and irrevocable license, with a right to grant sub-

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licenses to its Affiliates and otherwise in accordance with Section 2.1.4, to cross-reference Kadmon’s Regulatory Approvals (including the ANDA) and Kadmon Know-How for purposes of exercising AbbVie’s rights hereunder in the Territory and the OUS Territory, including for purposes of obtaining and maintaining Regulatory Approvals for Exclusive Products.

2.1.4.                  AbbVie shall have the right to grant sublicenses to Third Parties under the licenses granted to AbbVie in Sections 2.1.1, 2.1.2 and 2.1.3 for purposes of (a) manufacturing the Product and/or (b) developing Exclusive Product, in each case, in accordance with the terms and conditions of this Agreement and the Ancillary Agreements.

2.1.5.                  Kadmon shall retain ownership and shall not be deemed to have granted a license under this Agreement to any rights or assets or for any purpose other than expressly set forth in this Section 2.1.

2.1.6.                  Neither AbbVie, its Affiliates nor their respective sublicensees shall, directly or indirectly, sell Product for use in clinical trials; provided, that nothing herein shall prohibit AbbVie from procuring supplies of Product for the purpose of performing its own clinical trials and development activities.

2.2.         Delivery of Kadmon Know-How and Regulatory Documentation.

2.2.1.                  In furtherance of the rights and license granted by Kadmon to AbbVie under this Agreement, Kadmon shall, within thirty (30) days after the Effective Date, and regularly thereafter during the Term on an ongoing basis, provide AbbVie (a) copies of Kadmon Know-How (b) copies of Kadmon’s Regulatory Approvals (including the ANDA) and any other regulatory filings and materials relating thereto, in the case of each of clauses (a) and (b), that are necessary or useful for AbbVie to Commercialize the Product or develop the Exclusive Product in the Territory and in the OUS Territory.

2.2.2.                  Without limiting Section 2.2.1, Kadmon shall, on the first Business Day following the Effective Date, submit to the FDA a letter in the form of the letter attached hereto as Schedule 2.2.2 documenting AbbVie’s right of reference to filings with the FDA relating to the Product, including all abbreviated new drug applications, granted under Section 2.1.3.  Kadmon shall further file with the FDA, on the first Business Day following the Effective Date, an ANDA change documenting AbbVie’s addition as a distributor of the Product.

2.2.3.                  Promptly following the Effective Date, the Parties shall establish the JPMT in accordance with the terms set forth on Schedule 1.26 to oversee interactions between the Parties in order to facilitate the delivery of materials identified in this Section 2.2 and for all other matters set forth in Schedule 1.26.

2.3.         Exclusivity.  Kadmon and its Affiliates shall not, directly or indirectly, during the Term, (a) develop, manufacture, have manufactured, use, or Commercialize Exclusive Product or any capsule product containing more than 200mg of Ribavirin in the Territory or the OUS Territory or enter into any relationship with any Third Party to develop,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

manufacture, have manufactured, use, or Commercialize Exclusive Product or any capsule product containing more than 200mg of Ribavirin, or (b) provide to any Third Party any right to reference Kadmon’s Regulatory Approvals and other regulatory filings and materials (including the ANDA and any DMFs applicable to Product) in order for such Third Party to secure or submit any applications for Regulatory Approval for Exclusive Product or otherwise provide any Third Party information included in the ANDA or its DMFs applicable to Product in order to secure or submit any applications for Regulatory Approval for Exclusive Product.

2.4.         QD Product Development.  Kadmon is responsible at its own cost, either by itself or via subcontractors, for undertaking the development activities necessary to obtain Regulatory Approvals for QD Product (“QD Product Development”).  Kadmon will use Commercially Reasonable Efforts to complete QD Product Development and will conduct such activities in accordance with Applicable Laws (including, to the extent applicable, current good clinical practices, current good laboratory practices, and current good manufacturing practices) and sound and ethical business and scientific practices.  Kadmon shall update AbbVie on a Calendar Quarter basis, and from time-to-time upon AbbVie’s request, regarding the progress of the QD Product Development; provided that AbbVie shall have no financial or other obligations with respect to the performance of QD Product Development, other than milestone payments under Section 6.2.

2.5.         Co-Promotion of QD Product.  In the event AbbVie pays to Kadmon the performance milestone described in Section 6.2.2, then within *** (***) days after such payment, the Parties shall negotiate in good faith with a view to entering into a co-promotion agreement with respect to QD Product in the Territory on terms mutually acceptable to the Parties.

3.              REGULATORY MATTERS.

3.1.         Maintenance of Regulatory Approvals Generally.

3.1.1.                  Kadmon shall be solely responsible for maintaining all Regulatory Approvals and related Governmental Authority filings in the Territory, and shall maintain such Regulatory Approvals and related Governmental Authority filings in a manner consistent with Applicable Law throughout the Term.  Kadmon shall not have the right to withdraw or otherwise cease maintaining the Regulatory Approvals and related Governmental Authority filings in the Territory during the Term.  AbbVie shall, upon reasonable requests made at reasonable intervals, be provided the opportunity to make copies of the Regulatory Approvals and related Governmental Authority filings (redacted of any Kadmon Confidential Information not relating to Product), including all correspondence with Governmental Authorities regarding Product, and Kadmon shall furnish AbbVie within five (5) Business Days of filing: (a) each application and/or filing submitted by Kadmon to a Governmental Authority for any Regulatory Approval or maintenance of such Regulatory Approval hereunder and the issuance of any such Regulatory Approval; and (b) the renewal, extension, modification or revocation of any Regulatory Approval.  Kadmon shall consult with AbbVie prior to proposing any material change to Product and/or any Regulatory Approval to a Governmental Authority, or acceding to any material change to Product and/or any such Regulatory Approval proposed

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by a Governmental Authority, and shall (x) not submit any proposed material change without AbbVie’s prior written consent, and (y) accommodate any concerns raised by AbbVie as a result of such consultation.

3.1.2.                  Kadmon shall provide to AbbVie prior written notice of any and all DMF-related submissions to Governmental Authorities, after Kadmon receives notice from the applicable Third Party. Without limiting the foregoing, Kadmon shall notify AbbVie of any communications with any applicable Governmental Authority relating to the potential discontinuance and/or withdrawal of the DMF, or any safety, efficacy or potency concern relating to Product within five (5) Business Days of receipt.

3.1.3.                  At Kadmon’s reasonable request, AbbVie shall promptly, but in no case no later than ten (10) Business Days after such request, provide Kadmon with documents in its Control and possession related to the Commercialization of Product and reasonably necessary for Kadmon to maintain the Regulatory Approvals in the Territory.

3.2.         NDC#s and Distributors.  AbbVie shall distribute and sell the Product using NDC#s that reflect AbbVie as a distributing and selling party.  The Parties shall take all actions necessary to obtain such new NDC#s as promptly as practicable.  Kadmon shall further file a change to the ANDA adding AbbVie as a distributor of Product.

3.3.         Regulatory Interactions in the Territory.

3.3.1.                  BID Product-related interactions:

a)             Subject to Section 3.3.2, Kadmon shall be primarily responsible for interfacing, corresponding and meeting with Governmental Authorities with respect to the BID Product in the Territory.  Notwithstanding the foregoing, with respect to BID Product Commercialized by AbbVie hereunder, Kadmon is obligated to submit such materials to Governmental Authorities as AbbVie may provide from time-to-time to enable AbbVie’s Commercialization of BID Product, and Kadmon shall take all such actions as are necessary to enable AbbVie to communicate with Governmental Authorities with respect to such BID Product and related materials.

b)             Kadmon shall provide AbbVie reasonable prior notice of any meetings and conferences scheduled with Governmental Authorities in the Territory with respect to BID Product.  At all such meetings and conferences AbbVie shall have the right to attend as an observer to the extent permitted by Governmental Authorities; provided that AbbVie shall be permitted to contribute and participate in interactions during such meetings as they pertain to BID Product Commercialized by AbbVie hereunder.

c)              Kadmon shall promptly forward, but in no case no later than five (5) Business Days after receipt, copies of any communication it receives from any Governmental Authority in the Territory with respect to BID Product.  However, should such communication relate to the safety of BID Product, Kadmon shall forward such communication to AbbVie within twenty-four (24)

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hours of receipt and otherwise in accordance with the SDEA.  Kadmon shall forward to AbbVie all regulatory documents intended for submission with the applicable Governmental Authority and directed specifically to BID Product fifteen (15) Business Days prior to such submission.  Kadmon shall exercise Commercially Reasonable Efforts to accommodate any concerns raised by AbbVie as a result of such consultation.

3.3.2.                  Exclusive Product-related interactions:

a)             Notwithstanding the foregoing in Section 3.3.1, the Parties acknowledge and agree that AbbVie shall be primarily responsible for interfacing, corresponding and meeting with Governmental Authorities with respect to the development and Commercialization of Exclusive Product in the Territory.  Kadmon will provide and make all necessary filings with Governmental Authorities, with assistance of AbbVie Regulatory Affairs, to enable AbbVie to communicate with Governmental Authorities with respect to such Exclusive Products in the Territory.  Kadmon shall further, upon AbbVie’s request, provide all necessary materials and information necessary for AbbVie to communicate and make all necessary filings with Governmental Authorities.

b)             Kadmon shall not, without the consent of AbbVie or unless so required by Applicable Law, correspond or communicate with Governmental Authorities concerning Exclusive Product.  If Kadmon is advised by its legal counsel that it is required by Applicable Law to communicate with Governmental Authorities, then Kadmon shall so advise AbbVie as soon as practicable and, unless Applicable Law prohibits, provide AbbVie, to the extent practicable, in advance with a copy of any proposed written communication with Governmental Authorities and reasonably comply with any and all reasonable direction of AbbVie concerning any meeting or written or oral communication with Governmental Authorities concerning such Exclusive Products.

3.3.3.                  Marketing Materials-related interactions shall be handled in accordance with Section 4.3.

3.4.         Regulatory Compliance.

3.4.1.                  In the exercise of its rights and the performance of its obligations under this Agreement, including the Commercialization of Product, AbbVie shall comply with all Applicable Laws and with all applicable Regulatory Approvals.

3.4.2.                  In the exercise of its rights and the performance of its obligations under this Agreement, including the manufacture, packaging, and Commercialization of, and regulatory interactions regarding, Product hereunder and/or generally outside of this Agreement, Kadmon shall comply with all Applicable Laws, and with all applicable Regulatory Approvals. Without limiting the generality of this Article 3, all Product manufactured, packaged and labeled, and Commercialized by Kadmon shall be manufactured, packaged and labeled, and Commercialized strictly in accordance with Applicable Laws and Regulatory Approvals.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

3.5.         Regulatory Assistance.  Kadmon shall help prepare and submit such filings with applicable Governmental Authorities as may be necessary or useful for AbbVie to exercise its rights or carry out its obligations under this Agreement (including such filing as may be requested by AbbVie).  In the event that AbbVie desires to prepare any such filings, AbbVie shall have the right to do so, and Kadmon shall be obligated to submit such filings as prepared by AbbVie. Further, Kadmon shall provide AbbVie with reasonable assistance with respect to Kadmon’s submission under the ANDA of the AbbVie Product Marks. The documented out-of-pocket costs directly associated with any filings pursuant to this Section 3.5 shall be borne by AbbVie.

3.6.         FDA Audit.  Upon the request of the FDA or any other Governmental Authority, such agency shall be granted access to observe and inspect each Party’s facilities and/or the procedures used in the manufacturing or warehousing of Product and to audit such facilities and such procedures for compliance with current good manufacturing practices and/or other Applicable Laws.  The Party being audited shall provide notice to the other Party.  The audited Party shall provide a reasonable written description of any such governmental inquiries, notifications or inspections within two (2) days after such visit or inquiry; provided, that the audited Party shall also furnish to the other Party (a) any report or correspondence issued by the FDA or other Governmental Authority in connection with such visit or inquiry, including any FDA Form 483 (List of Inspectional Observations) or applicable portions of any FDA Warning Letters which pertain to Product in the Territory and (b) in accordance with above, copies of proposed responses or explanations relating to items set forth above, in each case redacted of trade secrets or other Confidential Information of such Party or its Affiliates that are unrelated to its obligations under this Agreement or are unrelated to Product.  After the filing of a response with the FDA or other Governmental Authority, the filing Party will promptly notify the other Party of any further contacts with such agency relating to the subject matter of the response.

3.7.         Recalls.

3.7.1.                  Each Party shall notify the other Party within twenty-four (24) hours of any issue it discovers that could potentially lead to a recall of BID Product.  Kadmon shall be solely responsible for investigating the circumstances and conducting such a recall and communications with Governmental Authorities and/or the public regarding the recall.  However, Kadmon shall consult with AbbVie and reasonably consider AbbVie’s input when deciding whether to conduct a recall and pertaining to recall-related communications.

3.7.2.                  AbbVie shall notify Kadmon within twenty-four (24) hours of any issue it discovers that could potentially lead to a recall of Exclusive Product which relates to the BID Product component.  AbbVie shall be solely responsible for investigating the circumstances and conducting such a recall and communications with Governmental Authorities and/or the public regarding the recall.  Kadmon shall cooperate with AbbVie in giving full effect to any investigation and/or recall as it relates to the BID Product component of an Exclusive Product.

3.7.3.                  Kadmon shall be responsible for all costs associated with all mandatory or voluntary recalls that relate to Product manufactured by or on behalf Kadmon under

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

the Supply Agreement. AbbVie shall be responsible for all costs associated with all mandatory or voluntary recalls that relate to Product manufactured by or on behalf AbbVie.

4.              COMMERCIALIZATION.

4.1.         Diligence Obligations. AbbVie shall use Commercially Reasonable Efforts to pursue Regulatory Approvals to market, and, if Regulatory Approval is obtained, commercially launch, the Exclusive Product in the Territory.

4.2.         Product Trademark, AbbVie Product Marks, and Labeling.

4.2.1.                  AbbVie shall have the right to Commercialize BID Product or Co-packaged BID Product under either (a) the Product Trademark or Product Trade Dress or (b) trademarks or trade dress that AbbVie develops and obtains approval for on its own from the U.S. Patent and Trademark Office (“USPTO”), provided, however, to the extent that AbbVie does not obtain approval from the USPTO for a given trademark or trade dress, then such trademark or trade dress shall not be confusingly similar to the Product Trademark (“AbbVie Product Marks”). AbbVie shall be the sole and exclusive owner of the AbbVie Product Marks, including any goodwill associated therewith.

4.2.2.                  AbbVie shall Commercialize the Co-packaged QD Product using the QD Product Trademark (in addition to such other AbbVie Product Marks as AbbVie may choose to apply), only in the event that the QD Product Trademark is approved by both the FDA and the USPTO. In the event the QD Product Trademark is not approved by both the FDA and USPTO, then AbbVie shall have no obligation to use the QD Product Trademark.

4.2.3.                  The Parties shall use Commercially Reasonable Efforts to obtain approval for the AbbVie Products Marks from all applicable Governmental Authorities, including Kadmon filing any materials that AbbVie reasonable requests in connection therewith.

4.3.         Marketing Materials.  AbbVie shall have the right to develop its own Marketing Materials and other promotional and labeling materials. With respect to the BID Product, AbbVie shall coordinate with Kadmon and provide any Marketing Materials in advance to Kadmon for review. AbbVie shall, with support from Kadmon (including Kadmon’s submission of appropriate documentation to enable AbbVie to), obtain all necessary advanced regulatory review and approval of Marketing Materials developed after the Effective Date by AbbVie for the BID Product, including submitting such Marketing Materials to the Office of Prescription Drug Promotion, and shall provide copies of the Marketing Materials so submitted to Kadmon for its records. AbbVie shall be responsible for adherence to regulations governing labeling, prescription drug advertising and prescription drug marketing with respect to its own Marketing Materials.

4.4.         Product Price.

4.4.1.                  AbbVie shall have the exclusive right to establish the price and to initiate any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

promotional pricing program for Product sold or distributed by AbbVie or on its behalf hereunder in the Territory. AbbVie also shall be solely responsible for booking sales of Product sold or distributed by AbbVie or on its behalf hereunder in the Territory.

4.4.2.                  Notwithstanding anything to the contrary in Article 3, AbbVie shall be solely responsible for communications and filings with and submissions to any Governmental Authority or other federal, state or local governmental authority concerning Product sales, prices, discounts, rebates, fees, charge-backs, and other payments associated with AbbVie’s distribution and sale of Product under this Agreement, including all reporting and disclosure obligations under the Medicaid Drug Rebate Program (e.g., Monthly and Quarterly Average Manufacturer Price, Baseline Average Manufacturer Price, and Rebate Per Unit, as applicable), Medicare Part B (Quarterly Average Sales Price), the Veteran’s HealthCare Act 602 (Public Health Service 340B Quarterly Ceiling Price), the Veteran’s HealthCare Act 603 (Quarterly and Annual Non-Federal Average Manufacturer Price and Federal Ceiling Price), Best Price, Federal Supply Schedule Contract Prices and Tricare Retail Pharmacy Refunds and Medicare Part D.

4.4.3.                  AbbVie shall be solely responsible for all federal, state and local government and private purchasing, pricing or reimbursement programs with respect to Product sold by AbbVie, including taking all necessary and proper steps to execute agreements and file other appropriate reports and other documents with governmental and private entities. AbbVie shall be solely responsible for payment and processing of all rebates, whether required by contract or local, state or federal law, for Product sold by AbbVie.

4.4.4.                  Kadmon shall provide all assistance reasonably requested by AbbVie in implementing the provisions of this Section 4.3 and shall ensure that all information furnished to AbbVie is complete and accurate in all respects.

4.5.         Exclusive Product Exclusivity. In accordance with Section 2.3, neither Kadmon nor any of its Affiliates shall seek or solicit or enter into any arrangements to seek or solicit by way of Third Parties or otherwise, customers for Exclusive Product in the Territory. During the Term, neither Kadmon nor any Affiliate of Kadmon shall promote, sell or otherwise distribute Exclusive Products in the Territory or knowingly sell or otherwise distribute Exclusive Products to any Third Party for promotion, resale or other distribution in the Territory except as expressly provided herein. If Kadmon or any Affiliate of Kadmon receives any orders for Exclusive Product, Kadmon shall refer all such orders to AbbVie or AbbVie’s designee.  If Kadmon or any Affiliate of Kadmon becomes aware that any Third Party to which Kadmon or any Affiliate has sold or otherwise distributed Product has promoted, resold or distributed such Product as Exclusive Product in the Territory, Kadmon and its Affiliates shall provide immediate written notice to such Third Party to cease any such commercialization activities with respect to Exclusive Product and copy AbbVie on such notice.  If such Third Party fails to cease such commercialization activities with respect to Exclusive Product within ten (10) Business Days after delivery of such notice, or such Third Party ceases such commercialization activities but at a later time again promotes, resells or distributes such Product as Exclusive Product in the Territory, then Kadmon shall immediately cease any

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

further sale or distribution of Product to such Third Party.

4.6.         Phase IV Studies.  AbbVie shall have the right to conduct, at its own cost and expense, Phase IV clinical studies for the Product in the Territory; provided, however, that AbbVie shall provide Kadmon with a copy of such study reports as result from Phase IV clinical studies for which the primary objective is studying the Product (and not, for instance, studies regarding Hepatitis C virus in general) for Kadmon’s use; provided, further, that, such study reports shall be AbbVie’s Confidential Information and shall be handled by Kadmon in accordance with the terms and conditions of Article 9.

5.              PHARMACOVIGILANCE.

5.1.         SDEA.  Within ninety (90) days after the Effective Date, the Parties shall enter into an agreement to initiate the process for the exchange of pharmacovigilance data in a mutually agreed format to ultimately be reflected in a definitive safety data exchange agreement (“SDEA”), including post-marketing spontaneous reports received by a Party or its Affiliates in order to monitor the safety of the Product and to meet reporting requirements with any applicable Governmental Authority.  The Parties agree that there shall only be one SDEA with respect to this Agreement and the Asset Purchase Agreement.

6.              CONSIDERATION AND REPORTING.

6.1.         Upfront Payment.  In partial consideration for the rights and licenses granted by Kadmon to AbbVie hereunder, AbbVie shall pay a one-time upfront payment of forty-four million dollars (US$44,000,000); provided that *** (US$***) of such one-time upfront payment (the “Escrow Amount”) shall be delivered by or on behalf of AbbVie by wire transfer of immediately available funds to the Escrow Agent for deposit in accordance with the terms of the Escrow Agreement in order to help secure the indemnification obligations of Kadmon under this Agreement; provided, however that the amount escrowed shall in no event limit or otherwise restrict AbbVie’s ability to collect or obtain Losses from Kadmon in excess of the Escrow Amount.  All funds deposited with the Escrow Agent shall be applied by the Escrow Agent in accordance with the Escrow Agreement.  AbbVie shall pay the remaining balance of the upfront payment to Kadmon on the Effective Date by wire transfer of immediately available funds to a bank account designated by Kadmon.  Kadmon shall provide to AbbVie the wire transfer information of its designated account at least three (3) days prior to the Effective Date.

6.2.         Performance Milestone Payments.  AbbVie shall make the payments set forth below in this Section 6.2 as additional consideration for the rights and licenses granted by Kadmon to AbbVie hereunder:

6.2.1.                  On the Effective Date, AbbVie shall file an intent to use trademark application for the Product Trademark with the USPTO, and Kadmon shall withdraw its Product Trademark application not later than one Business Day following the filing of the intent to use trademark application for the Product Trademark by AbbVie. Kadmon shall also execute a trademark consent agreement in the form of the agreement attached hereto as Exhibit A (the “Trademark Consent Agreement”) in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

anticipation of the event that Kadmon’s RibaSphere, RibaPak, or other trademark applications are cited against AbbVie’s application for the Product Trademark. AbbVie shall make a one-time payment to Kadmon in the amount of one million dollars (US$1,000,000) not later than ten (10) Business Days after both of the following have occurred:  (a) Kadmon has filed a request for express abandonment (withdrawal) of its application for the Product Trademark with the USPTO, and (b) Kadmon has delivered an executed Trademark Consent Agreement, consenting to AbbVie’s trademark application for the Product Trademark.

6.2.2.                  AbbVie shall make a one-time payment to Kadmon in the amount of *** not later than ten (10) Business Days after Kadmon has provided AbbVie with a copy of a final study report (in a form appropriate for submission to the FDA) demonstrating (a) the Bioequivalence of the QD Product with its reference product for each dosage strength of the QD Product and (b) meeting any other end points of such study.

6.2.3.                  AbbVie shall make a one-time payment to Kadmon in the amount of *** not later than ten (10) Business Days after the first commercial sale to a Third Party in the Territory of QD Product by or on behalf of Kadmon (after all required Regulatory Approvals in the Territory for the QD Product have been obtained).

6.3.         Royalties.

6.3.1.                  Subject to the terms of this Agreement, for a period of *** years commencing on the day immediately following AbbVie’s first commercial sale of Exclusive Product in the Territory (the “Royalty Term”), an annual royalty payment (the “Royalty Payment”) equal to ***% of the RSP of annual Unit Sales of Exclusive Products in the Territory will be paid by AbbVie to Kadmon. (An illustrative example of the calculation of the Royalty Payment is set forth on Schedule 6.3.1.)  Following the Royalty Term, no additional Royalty Payment shall be due and owing except for any Royalty Payment that was accrued but unpaid during such Royalty Term.  Notwithstanding the foregoing or anything to the contrary herein, (a) no Royalty Payment will be due and owing for the Co-Packaged Bid Product if AbbVie no longer has the right to reference or use the abbreviated new drug application number 077-456 (the “ANDA”), including if the ANDA is revoked, and (b) in the event that Kadmon has obtained Regulatory Approval for the QD Product, for purposes of this Section 6.3.1, “Exclusive Product” will include, for so long as AbbVie has the right to reference or use the Regulatory Approval covering such QD Product, any product containing (i) a single immediate release standalone tablet (and specifically excluding capsules) formulated (whether or not by or on behalf of Kadmon or whether or not using Kadmon Know-How) to contain the entire daily Ribavirin dose of 600mg, 800 mg, 1000mg, or 1200mg, as applicable, for patients and (ii) any other approved drug, in separate final dosage forms, packaged together with appropriate labeling, intended for use together for the ease of the patient.

6.3.2.                  Within *** (***) days after the end of each Calendar Quarter, AbbVie shall deliver a report to Kadmon specifying the Unit Sales of Exclusive Product in the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Territory during the just completed Calendar Quarter, and the actual aggregate amount payable to Kadmon on account of such sales of Exclusive Product during such Calendar Quarter, which report will provide Kadmon with calculations of the amount of the Royalty Payment in sufficient detail to enable Kadmon to review Unit Sales of the Exclusive Product for the period and the amount of the Royalty Payment paid.  Any amounts payable by AbbVie under this Section 6.3.1 shall be due and payable within *** (***) days after the end of each Calendar Quarter.

6.3.3.                  At any time during the Royalty Term, the Royalty Payment due for any Co-packaged BID Product having a 400mg or greater dose of Ribavirin (such 400mg or greater dose of Ribavirin, the “High Dose BID Product”) shall be reduced by eighty percent (80%) in the event one or more Third Parties commercializes in the Territory (a) a High Dose BID Product and (b) such Third Party(ies)’ High Dose BID Product(s) achieve a twenty-five percent (25%) market share by unit sales (as determined by IMS Health or other reputable source) for such High Dose BID Product(s).

6.3.4.                  At any time during the Royalty Term, the Royalty Payment due for a Co-packaged QD Product having a 600mg or greater dose of Ribavirin (such 600mg or greater dose of Ribavirin, the “High Dose QD Product”) shall be reduced by eighty percent (80%) in the event one or more Third Parties commercializes in the Territory (a) a High Dose QD Product and (b) such Third Party(ies)’ High Dose QD Product(s) achieve a twenty-five percent (25%) market share by unit sales (as determined by IMS Health or other reputable source) for such High Dose QD Product(s).  An illustrative example of the calculation of a reduction of the Royalty Payment is set forth on Schedule 6.3.1.

6.3.5.                  The reduction of the Royalty Payments as described in Sections 6.3.3 and 6.3.4 shall not take effect until the first day of the Calendar Quarter next following the Calendar Quarter during which the matters described in (a) Sections 6.3.3(a) and (b); or (b) Sections 6.3.4(a) and (b), as applicable, first occur.

6.4.         Withholding.  Notwithstanding any other provision of this Agreement, AbbVie shall be entitled to withhold, or cause to be withheld, any and all amounts paid or deemed paid by it to any Person as a result of the transactions contemplated by this Agreement, that it reasonably believes are required to be withheld under Applicable Law. To the extent such amounts are so deducted and withheld and paid over to the applicable Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid and the payor Party shall secure and send to the payee Party evidence in its possession of such payment.

6.5.         Records and Audits.

6.5.1.                  Each Party and its Affiliates shall maintain complete and accurate books and records of account, in accordance with generally accepted accounting principles in the United States, of all transactions and other business activities under this Agreement, sufficient to confirm the accuracy of all reports furnished by a Party to the other Party under this Agreement, and all payments by a Party to the other Party

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

under this Agreement. Upon reasonable written notice to a Party, but no more often than once per Calendar Year, such Party shall permit, and shall cause its Affiliates to permit, an independent certified public accountant of national standing designated by the other Party to audit such books and records of account of such Party and its Affiliates, in order to confirm the accuracy and completeness of all such reports and all such payments. The accounting firm shall disclose to the Party requesting the audit only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies.  No other information shall be provided to the Party requesting the audit.

6.5.2.                  The Party requesting an audit shall bear all costs and expenses incurred in connection with any such audit; provided, however, that if any such audit correctly identifies any underpayments by the audited Party hereunder or overpayments by the auditing Party that are the fault of the audited Party hereunder in excess of ***% of the amount actually payable by such Party to the Party requesting the audit hereunder, or ***, whichever is greater, then, in addition to paying the full amount of such underpayment or overpayment, plus accrued interest in accordance with Section 6.7, the audited Party shall reimburse the other Party for all reasonable costs and expenses incurred by such Party in connection with that audit.  In the event that such audit reveals an overpayment by the audited party, or an underpayment by the auditing Party, the auditing Party shall promptly refund any such overpayment or pay to the audited Party the amount of such underpayment, as applicable.

6.5.3.                  The audited Party shall not be required to maintain books and records for more than two (2) years following the end of any Calendar Year.

6.5.4.                  The Party requesting an audit shall treat all financial information subject to review under this Article 6 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the audited Party and/or its Affiliates obligating it to retain all such information in confidence pursuant to such confidentiality agreement, unless the accounting firm is already subject to confidentiality obligations by virtue of its professional engagement with the Party being audited in which case a separate confidentiality agreement shall not be required.

6.6.         Currency. All payments to be made by a Party under this Agreement shall be paid in USD, by wire transfer, pursuant to the instructions of Kadmon, as designated from time to time at least seven (7) Business Days prior to the date payment is due.

6.7.         Late Payment. In the event that any payment is not paid in accordance with the provisions of this Article 6, the overdue amount shall bear interest, at a rate equal to the Fed (U.S.) Prime Rate, as of the date such payment is due, per annum, or, if lower, the maximum rate permitted under Applicable Law, as of the date the payment is due, until the entire unpaid overdue amount shall have been paid in full.

7.              MANUFACTURE AND SUPPLY.

7.1.         Supply from Kadmon. Contemporaneously with this Agreement, the Parties will execute

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the Supply Agreement pursuant to which Kadmon will supply to AbbVie and AbbVie will purchase from Kadmon, the quantities of AbbVie’s requirements for Product in semi-finished and/or finished form as set forth in the Supply Agreement (“Supply Agreement Requirements Obligation”).

7.2.         Alternative Supply Arrangements. In accordance with the Supply Agreement, Kadmon shall use Commercially Reasonable Efforts to facilitate AbbVie establishing itself or a Third Party as an alternate manufacturer of Product to supply AbbVie’s worldwide requirements for Product beyond the Supply Agreement Requirements Obligation (including in the event of circumstances in which Kadmon’s supply is interrupted and Kadmon is unable to fulfill the Supply Agreement Requirements Obligation).

8.              INTELLECTUAL PROPERTY RIGHTS.

8.1.         Prosecution and Maintenance of Kadmon Patent Rights.

8.1.1.                  Kadmon shall use Commercially Reasonable Efforts to secure and protect the Kadmon Patent Rights, at its own cost, including, filing and prosecuting any patent applications and maintaining any patents within the Kadmon Patent Rights; provided, however, that Kadmon may at any time decline to undertake or continue such prosecution or maintenance of Kadmon Patent Rights. If Kadmon elects not to file, prosecute or maintain any Kadmon Patent Rights in the Territory, Kadmon shall provide written notice, within a reasonable period of time (which in any event will not be less than ninety (90) days prior to the next action or payment due date required to keep such Kadmon Patent Right in full force and effect), of such election to AbbVie and, in the event AbbVie so elects, shall assign such rights to AbbVie and shall execute such documents and perform such acts as may be reasonably necessary to so assign such rights to AbbVie and such Patent Rights shall cease to be Kadmon Patent Rights.

8.1.2.                  Kadmon shall have the first right to control any interference, opposition, post-grant review, reexamination and similar proceedings relating to Kadmon Patent Rights claiming the Product. AbbVie shall be provided prompt notice of the institution of such proceedings, or the intent to institute such proceedings, within a reasonable period of time, and shall provide AbbVie advance copies of any documents related thereto for review and comment; provided, however, that the final decision with respect thereto shall rest with Kadmon.

8.1.3.                  Without limiting the foregoing, AbbVie shall be copied on all filings and correspondence to, and Kadmon shall promptly provide to AbbVie copies of all correspondence received from, the USPTO regarding Kadmon Patents Rights covering, including disclosing and/or claiming, the QD Product.

8.2.         Third Party Infringement.

8.2.1.                  Each Party shall promptly report in writing to the other Party during the Term any (a) known or suspected infringement of any Kadmon Patent Rights, or (b) unauthorized use of any Kadmon Know-How, of which such Party becomes aware (“Infringement”).  The reporting Party shall provide the other Party with all

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available evidence supporting such infringement, suspected infringement, unauthorized use or suspected unauthorized use. Promptly after receipt of a notice of Infringement, the Parties shall discuss in good faith the infringement and appropriate actions that could be taken to cause such infringement to cease.

8.2.2.                  Kadmon shall have the first right to initiate a suit or take other appropriate action that it believes is reasonably required to protect the Kadmon Know-How or the Kadmon Patent Rights claiming the Product in the Territory against any Infringement. If Kadmon decides not to initiate a suit or take other appropriate action with respect to any such Infringement in the Territory, AbbVie may undertake such actions, in which case Kadmon shall, and shall cause its Affiliates to, cooperate with AbbVie in its efforts to initiate a suit or take other appropriate action with respect to any Infringement in the Territory and shall agree to be parties in any suit, if requested.

8.2.3.                  Without regard to which Party initiates a suit or takes other appropriate action with respect to any Infringement in the Territory under Section 8.2.2, all costs (including all reasonable costs and expenses associated with any defense of a claim hereunder) associated with any such action in the Territory, and any costs and expenses incurred by any Party or its Affiliates with respect to any Infringement shall be the sole responsibility of the Party initiating the action.  Any proceeds from such actions shall be allocated between the Parties first to compensate each Party on a pro rata basis for amounts it incurred in pursuing such actions and second to the Party instituting the action.

8.2.4.                  The enforcing Party under Section 8.2.2 shall have the sole and exclusive right to select counsel for any suit initiated by it.  If required under Applicable Law in order for such enforcing Party to initiate and/or maintain such suit or action, the other Party shall join as a party to the suit or action.  Such other Party shall offer reasonable assistance to such enforcing Party in connection therewith at such enforcing Party’s cost and expense.

8.3.         Patent Infringement Claims Against Kadmon and/or AbbVie.

8.3.1.                  In the event of the institution of any infringement claim against either Party as a result of any claim made or brought by any Third Party that the manufacture, use, sale or other Commercialization of the Product infringes, misappropriates or otherwise conflicts with the Patent Rights or any other intellectual property rights of any Third Party (“Infringement Claim”), the Party first having notice shall as soon as reasonably practicable notify the other Party.

8.3.2.                  AbbVie shall have the first right to defend the Parties and their Affiliates against an Infringement Claim.  Kadmon shall, and shall cause its Affiliates to, reasonably cooperate with AbbVie at Kadmon’s own expense in its efforts to defend against such Infringement Claim if requested, and shall agree to be a party in any suit, if requested by AbbVie.  Further, Kadmon shall have a right, in Kadmon’s sole discretion and at Kadmon’s sole expense, to join or otherwise participate in such legal action with legal counsel selected by Kadmon; provided, however, that such participation shall not undermine AbbVie’s right to control such legal action.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AbbVie shall notify and keep Kadmon apprised in writing of such action.  Any settlement of such Infringement Claim that would admit liability on the part of Kadmon or any of its agents or Affiliates shall be subject to Kadmon’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed.  If AbbVie decides not to pursue defense of any such Infringement Claim, Kadmon may defend such Infringement Claim, in which case AbbVie shall, and shall cause its Affiliates to, cooperate fully with Kadmon in its efforts to defend such Infringement Claim and shall agree to be parties in any suit, if requested.  Any settlement of such Infringement Claim that would admit liability on the part of AbbVie or any of its agents or Affiliates shall be subject to AbbVie’s prior written approval, such approval to be granted or withheld by AbbVie in its sole discretion. Without regard to which Party defends an Infringement Claim under this Section 8.3.2, all damages in excess of the Deductible (as defined in Section 11.4 hereof), including all reasonable costs and expenses associated with any defense of a claim hereunder, associated with any such Infringement Claim, and any costs and expenses incurred by any Party or its Affiliates to obtain a license or otherwise settle any Infringement Claim, shall be the sole responsibility of Kadmon and Kadmon shall promptly reimburse any costs and expenses incurred by AbbVie with respect thereto in excess of the Deductible; provided, however, that (a) if the amounts paid or contractually required to be paid by Kadmon under this Section 8.3.2, under Section 8.3.3 or Section 11.2 for purposes of obtaining a license or otherwise settling any Infringement Claim(s) (including amounts for defense costs), exceeds ten million dollars (US$10,000,000) in the aggregate after taking into consideration the Deductible, then AbbVie shall obtain the prior written consent of Kadmon, which consent shall not be unreasonably withheld or delayed, prior to paying or agreeing to pay such amounts in connection with obtaining any such license or settling any such Infringement Claim(s); and (b) AbbVie shall obtain Kadmon’s prior written consent, which consent shall not be unreasonably withheld or delayed, for any settlement or licensing that involves any agreement or commitment imposing any affirmative obligation or restriction on the part of Kadmon, other than the payment of money on terms consistent with this Section 8.3.2.

8.3.3.                  If, during the Term, a Party believes it is necessary to seek a license from any Third Party in order to avoid or settle an Infringement Claim during the exercise of the rights herein granted, whether or not there has been the institution of any Infringement Claim, such Party shall notify the other Party.  In the event AbbVie determines itself that it would be advisable to obtain such a license, then AbbVie shall have the right, at its sole discretion, to obtain such a license; provided, however, that if the amounts paid or contractually required to be paid by Kadmon under Section 8.3.2, under this Section 8.3.3 and Section 11.2 for purposes of obtaining a license or otherwise settling any Infringement Claim(s) (including amounts for defense costs), exceeds ten million dollars (US$10,000,000) in the aggregate after taking into consideration the Deductible, then, AbbVie shall obtain the prior written consent of Kadmon, which consent shall not be unreasonably withheld or delayed, prior to paying or agreeing to pay any such amounts in connection with obtaining any such license or settling any such Infringement Claim(s).  Subject to the preceding sentence, all costs and expenses incurred by either Party associated with obtaining and maintaining a license shall be deemed

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Existing Third Party Royalties and shall be the sole responsibility of Kadmon in accordance with Section 8.5.

8.4.         Maintenance and Protection of the QD Product Trademark and AbbVie Product Mark.

8.4.1.                  Kadmon agrees to maintain, at its sole cost and expense, the QD Product Trademark in the Territory.  Kadmon shall give notice to AbbVie of any decision by Kadmon to cease its maintenance of any such trademark.  If Kadmon elects not to maintain any such trademark, AbbVie may, but is not required to, provide notice to Kadmon that AbbVie desires to maintain such trademark.  If AbbVie elects to continue maintenance, then Kadmon shall assign such trademark to AbbVie and Kadmon shall execute such documents and perform such acts as may be reasonably necessary to so assign such trademark to AbbVie and from and after such assignment such trademark shall cease to be a QD Product Trademark and shall become an AbbVie Product Mark.

8.4.2.                  Kadmon shall have the first right to initiate a suit or take other appropriate action that it believes is reasonably required to protect the QD Product Trademark in the Territory against any Third Party who either infringes any such trademark or brings claims or proceedings against either or both of the Parties for infringement of the Third Party’s trademarks in relation to the use of such trademark.  Further, AbbVie shall have a right, in AbbVie’s sole discretion and at AbbVie’s sole expense, to join or otherwise participate in such legal action in the Territory with legal counsel selected by AbbVie; provided, however, that such participation shall not undermine Kadmon’s right to control such legal action.  Kadmon shall notify and keep AbbVie apprised in writing of such action and shall consider and take into account AbbVie’s reasonable interests and requests regarding such action.  Any settlement of such an action that would admit liability on the part of AbbVie, or impose any obligation on AbbVie, or any of its agents or Affiliates shall be subject to AbbVie’s prior written approval, such approval to be granted or withheld by AbbVie in its sole discretion.  If Kadmon decides not to pursue or defend any such action in the Territory, AbbVie may pursue or defend such action, in which case Kadmon shall, and shall cause its Affiliates to, cooperate fully with AbbVie in its efforts to pursue or defend such action and shall agree to be parties in any suit, if requested.  Any settlement of such an action that would admit liability on the part of Kadmon or any of its agents or Affiliates shall be subject to Kadmon’s prior written approval, which approval will not be unreasonably withheld, conditioned or delayed.  Without regard to which Party pursues or defends such action under this Section 8.4.2, all damages (including all reasonable costs and expenses associated with any defense of a claim hereunder) associated with any such action in the Territory shall be the sole responsibility of Kadmon and Kadmon shall promptly reimburse any costs incurred by AbbVie with respect thereto.

8.4.3.                  The rights and obligations of the Parties set forth in Sections 8.4.1 and 8.4.2 shall be in effect under this Agreement until such time, if ever, that Kadmon transfers and assigns the QD Product Trademark to AbbVie or its designee pursuant to Section 8.4.1. Upon such assignment, the QD Product Trademark shall be considered an AbbVie Product Mark and Kadmon shall cease to have any rights or interests to the

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

QD Product Trademark.

8.4.4.                  AbbVie shall have sole discretion with respect to the maintenance, enforcement and defense of the AbbVie Product Marks and Kadmon shall have no rights with respect to the AbbVie Product Marks (except those rights which may be granted in the Supply Agreement to permit Kadmon (or Kadmon’s supplier) to apply the AbbVie Product Marks to Product being supplied to AbbVie).

8.5.         Existing Third Party Royalties.  Kadmon shall be solely responsible for, and shall otherwise pay promptly when due, all Existing Third Party Royalties; provided, that, if Kadmon fails to pay Existing Third Party Royalties, then Kadmon shall promptly provide AbbVie with copies of any demand Kadmon receives for payment regarding such Existing Third Party Royalties, and AbbVie shall have the right to make such payment on behalf of Kadmon.  In such event, Kadmon shall promptly reimburse AbbVie any documented amounts paid by AbbVie or, at AbbVie’s election, AbbVie may offset such amounts paid by AbbVie against the Royalty Payments to be made by AbbVie to Kadmon.

9.              CONFIDENTIAL INFORMATION.

9.1.         Confidentiality Obligations.  All Confidential Information disclosed by one Party to the other Party hereunder shall, during the Term, be maintained in confidence by the receiving Party and shall not be disclosed to Third Parties nor used for any purpose except to perform the receiving Party’s obligation or exercise the receiving Party’s rights pursuant to and in accordance with this Agreement, without the prior written consent of the disclosing Party.  Both Parties shall require employees to whom Confidential Information is disclosed to undertake confidentiality and non-use obligations at least as restrictive as the terms of this Article 9.  The foregoing obligations of confidentiality shall not apply to the extent that the subject Confidential Information:

a)                                     is known by receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

b)                                     is properly in the public domain;

c)                                      is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not, to the knowledge of the receiving Party, under an obligation of confidentiality to the disclosing Party;

d)                                     is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records;

e)                                      is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical studies or to market Product (including by AbbVie outside of the Territory), but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations and all reasonable steps shall be taken in order to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

protect the confidentiality of such Confidential Information;

f)                                       is necessary to be disclosed to Affiliates, agents, consultants, and/or other Third Parties inside or outside the Territory for the research and development, manufacturing and/or marketing of Product (or for such entities to determine their interest in performing such activities) for sale or use in the Territory in accordance with this Agreement on the condition that such Affiliates and/or Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

g)                                      to the extent required by Applicable Law (including in connection with any securities reporting obligations of the United States Securities and Exchange Commission (SEC) or stock market on which the receiving Party is listed) or court order; provided, however, that the recipient promptly provides to the disclosing Party prior written notice of such disclosure and provides reasonable assistance in obtaining an order or other remedy protecting the Confidential Information from public disclosure.

9.2.         Injunctive Relief.  In the event of any unauthorized use or disclosure by either Party of any of the other Party’s Confidential Information, the other Party shall be entitled to seek preliminary and permanent injunctive relief, as provided under Applicable Law, to prevent or enjoin any such unauthorized use or disclosure of any of the other Party’s Confidential Information.

9.3.         Public Disclosures.  No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, press release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law. Notwithstanding the foregoing, the Parties have agreed to (a) permit public disclosure of the transactions contemplated by this Agreement strictly in accordance with the agreed upon language set forth on Schedule 9.3 (provided that in no event shall Kadmon issue any press release or similar public statement or disclosure except as provided in Section 9.3(b) and (c)), (b) allow disclosure of this Agreement and the Ancillary Agreements to each Party’s insurers and to existing or potential equity investors and debt providers, provided that such Third Parties are bound by confidentiality restrictions at least as stringent as those contained in Section 9.1, and (c) allow disclosure of the existence of this Agreement to its field employees and vendors and for internal communications.

9.4.         Publications.  Kadmon shall not publish any information relating to the Product without the written consent of AbbVie (which consent may be withheld or given in AbbVie’s sole discretion), unless such information has already been publicly disclosed either prior to the Effective Date or after the Effective Date through no fault of Kadmon or otherwise not in violation of this Agreement. AbbVie shall have the right to make such publications as it chooses, in its sole discretion, subject to the review rights of Kadmon as set forth in this Section 9.4.  The Party wishing to make a publication or presentation regarding the Product shall submit to the other Party any publication or presentation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

(including in any seminars, symposia or otherwise) of information related directly or indirectly to the Product for review and, in the case of a publication proposed by Kadmon, approval, at least ninety (90) days prior to submission of the publication or presentation.  The reviewing Party shall have the right (a) solely in the case that AbbVie is the reviewing Party, to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect patentable information.  If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.  If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of ninety (90) days to enable patent applications protecting each Party’s rights in such information to be filed.  Notwithstanding the foregoing right of Kadmon to review (but not approve) AbbVie publications or presentations regarding the Product, if the planned publication or presentation does not include any Confidential Information of Kadmon, then AbbVie shall have no obligation to submit such publications or presentations to Kadmon for review.

10.       WARRANTIES AND LIABILITIES.

10.1.                                             Mutual Representations and Warranties.  Kadmon and AbbVie, each for itself and its Affiliates, represent and warrant to the other Party as of the Effective Date:

a)                                     the execution, delivery to the other Party and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement do not and will not conflict, in any material respect, with, or result in a breach of, any of the terms or provisions of: (i) any other contractual obligations of, or contractual prohibitions on, such Party, including any settlement agreements; (ii) the provisions of its charter, operating documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which it or any of its property is bound except where such breach or conflict would not materially impact the warranting Party’s ability to meet its obligations hereunder;

b)                                     this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity;

c)                                      such Party is duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of incorporation or formation and has full corporate or limited liability company, as the case may be, power and authority to enter into this Agreement and to carry out the provisions hereof;

d)                                     such Party is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance

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of this Agreement by such Party does not require any shareholder action or approval, and the person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite corporate or limited liability company, as the case may be, action;

e)                                      no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement; and

f)                                       such Party has not been, and no Person currently or formerly working for such Party and involved in the development, manufacture or commercialization of the Product has been:

i.                                          debarred, disqualified or excluded by the FDA (or subject to a similar sanction by any regulatory authority outside the Territory);

ii.                                       the subject of an FDA debarment, disqualification or exclusion investigation or proceeding (or similar proceeding by any regulatory authority outside the Territory) and

iii.                                    each Party shall immediately, within one (1) Business Day, notify the other in the event that it or any Person working for such Party should become debarred, disqualified or excluded or the subject of an FDA debarment, disqualification or exclusion investigation or proceeding.

g)                                 Express Warranties.  Neither Party nor any other Person has made any representation or warranty as to the Parties, the Product, or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Disclosure Schedule) or any Ancillary Agreement.

10.2.                                             Additional Representations, Warranties and Covenants of Kadmon.  Kadmon hereby represents, warrants and covenants to AbbVie as of the Effective Date:

a)                                there is no pending litigation against Kadmon or any Affiliate of Kadmon that (i) alleges that any of Kadmon’s activities relating to Product have violated, or by developing Product would violate, any of the Intellectual Property Rights of any Third Party (nor has it received any written communication threatening such litigation), or (ii) seeks to invalidate any of the Kadmon Patent Rights;

b)                                to Kadmon’s Knowledge, the exploitation of the Kadmon IP Rights by AbbVie with respect to Product in the Territory will not infringe any Patent Rights of any Third Party;

c)                                 there are no investigations, inquiries, actions or other proceedings pending before, or to Kadmon’s Knowledge threatened by, the FDA or other Government Authority with respect to Product or Ribavirin (including any

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threat to withdraw or initiate withdrawal of any regulatory filings related to Product or Ribavirin), and Kadmon has not received written notice threatening any such investigation, inquiry, action or other proceeding, including any FDA Warning Letters or unclosed FDA form 483s with respect to Product.  During the Term, Kadmon shall, within one (1) Business Day, notify AbbVie in writing upon learning of any such actual or threatened investigation, inquiry, action or proceeding;

d)                                Neither Kadmon, any of its Affiliates, nor to the knowledge of Kadmon, any director, officer, manager, member, partner, shareholder, or employee of Kadmon or any if its Affiliates, nor any person or entity providing services on Kadmon’s behalf has been:

i.                                          party to a corporate integrity agreement, consent order, consent decree, permanent injunction or other settlement agreement with any Governmental Authority or pursuant to any permit, license, authorization, approval, registration, or the like;

ii.                                       assessed a civil monetary penalty pursuant to 42 U.S.C. § 1320a-7a;

iii.                                    excluded from participation in Federal or state health care programs, including Medicare and Medicaid or otherwise debarred from contracting with Governmental Authorities, including, but not limited to appearance on the HHS/OIG List of Excluded Individuals/Entities and/or the General Services Administration’s List of Parties Excluded from Federal Programs;

iv.                                   convicted (as that term is defined in 42 C.F.R. § 1001.2) of any of those offenses described in 42 U.S.C. §§ 1320a-7, 1320a-7b or 18 U.S.C. §§ 669, 1035, 1347, 1518, including, but not limited to, any of the following categories of offenses:

A.                                    criminal offenses relating to the delivery of an item or service under any Federal health care program (as that term is defined in 42 U.S.C. § 1320a-7b) or health care benefit program (as that term is defined in 18 U.S.C. § 24(b));

B.                                    criminal offenses under Federal or state law relating to patient neglect or abuse in connection with the delivery of a health care item or service;

C.                                    criminal offenses under Federal or state law relating to fraud and abuse, theft, embezzlement, false statements to third parties, money laundering,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

kickbacks, breach of fiduciary responsibility, or other financial misconduct in connection with the delivery of a health care item or service or with respect to any act or omission in a program operated by or financed in whole or in part by any Federal, state, or local governmental agency;

D.                                    Federal or state laws relating to the interference with or obstruction of any investigations into any criminal offenses described in clauses (A) through (C) above; or

E.                                     criminal offenses under Federal or state law relating to the unlawful manufacturing, distribution, prescription, or dispensing of a controlled substance or listed chemical;

v.                                      named as a defendant in a U.S. Attorney complaint made or any other action taken pursuant to the False Claims Act under 31 U.S.C. §§ 3729-3731 or qui tam action brought pursuant to 31 U.S.C. § 3729 et seq., in either case, that is not under seal;

vi.                                   to Kadmon’s Knowledge, been investigated for or had action taken or threatened that could lead to one of the above results in clause (iv);

vii.                                in the case any of the above actions in clause (iv) should occur or notice of an action or threat of any of the above actions in clause (iv) shall be received in writing by Kadmon or any of its employees, representatives or agents then, as applicable, Kadmon shall provide notice to AbbVie within one (1) Business Day; or

viii.                             Kadmon shall not use in any capacity the services of any Person which has had any of the above actions described in clause (iv) taken against them;

e)                                 Kadmon holds all necessary Regulatory Approvals required to perform the services and obligations contemplated as part of this Agreement, and no action has been taken against any such Regulatory Approval to suspend, revoke, restrict, or otherwise limit such Regulatory Approval.  Should any action be taken, Kadmon shall provide notice to AbbVie within one (1) Business Day;

f)                                  Kadmon is not in violation in any material respect of any, and has conducted its business as it relates to the Product in the Territory in accordance in all material respects with all, Applicable Laws;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

g)                                 The Kadmon IP Rights constitute all intellectual property Controlled by Kadmon that is necessary or useful to Commercialize Product in the Territory, and there is not any other intellectual property necessary for such purposes that is not Controlled by Kadmon;

h)                                All Patent Rights within the Kadmon Patent Rights are in full force and effect, valid, subsisting and, in the case of issued Patent Rights, enforceable, and inventorship of the Kadmon Patent Rights is properly identified on such Kadmon Patent Rights.  None of the Kadmon Patent Rights is currently involved in any interference, reissue, reexamination, or opposition proceeding in the Territory, and neither Kadmon nor any of its Affiliates has received any written notice from any person, or has Knowledge, of such actual or threatened proceeding that remains active or unresolved; no Third Party has filed, pursued or maintained or threatened in writing to file, pursue or maintain any claim, lawsuit, charge, complaint or other action in the Territory alleging that any Kadmon Patent Rights are invalid or unenforceable;

i)                                    To Kadmon’s Knowledge, there is no unauthorized use, infringement or misappropriation of any of the Kadmon IP Rights by any Third Party, including any current or former employee or consultant of Kadmon or its Affiliates;

j)                                   The process for manufacturing Product does not infringe or misappropriate any Third Party patent or know-how or breach any confidentiality or non-use obligation owed to a Third Party;

k)                                All development activities conducted by or on behalf of Kadmon and its Affiliates relating to Product have been conducted in compliance in all material respects with all Applicable Laws, including all current good manufacturing practices, all current good laboratory practices and all current good clinical practices;

l)                                    None of the representations or warranties of Kadmon contained herein or in any Ancillary Agreement and none of the other information or documents furnished to AbbVie by Kadmon or its representatives pursuant to the terms of this Agreement or in any Ancillary Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect.  There is no fact which adversely affects or in the future may adversely affect Product or the Kadmon IP Rights in any material respect which has not been set forth or referred to in this Agreement; and

m)                            All tangible information and data provided, or made available (including through any online data rooms), by or on behalf of Kadmon to AbbVie on or before the Effective Date in contemplation of this Agreement (or any other transaction between the Parties) was and is true, accurate and complete in all material respects, and Kadmon has not failed to disclose, or cause to be disclosed, any information or data that would cause the

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information and data that has been disclosed to be misleading in any material respect.

10.3.                                             Warranty Disclaimer.  EXCEPT AS SET FORTH IN ARTICLE 10 HEREOF, NEITHER PARTY MAKES ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE.

10.4.                                             Consequential Damage Disclaimer.  EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 11 OR KADMON’S BREACH OF SECTION 2.3, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY HERETO FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING LOST PROFITS, LOST SALES OR LOSS OF GOODWILL, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

11.       INDEMNIFICATION AND INSURANCE.

11.1.                                             By AbbVie.  AbbVie shall indemnify, defend and hold harmless Kadmon, its Affiliates and their respective employees, officers, directors and agents (“Kadmon Indemnitees”) from and against any and all Losses that the Kadmon Indemnitees directly incur, and all Losses that the Kadmon Indemnitees actually pay to one or more Third Parties (whether such claim is asserted as a tort, breach of contract or otherwise), in each instance to the extent resulting from or arising out of (a) any breach by AbbVie of any of its representations, warranties or obligations pursuant to this Agreement, (b) AbbVie’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement or (c) the development, manufacture, use or Commercialization of Product by or on behalf of AbbVie and/or its Affiliates in the Territory (except for matters conducted solely by Kadmon under this Agreement or the Ancillary Agreements); provided, however, that AbbVie will not be obligated to indemnify or hold harmless Kadmon Indemnitees from any such Losses to the extent resulting from (i) any breach by Kadmon of any of its representations, warranties or obligations pursuant to this Agreement, (ii) Kadmon’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement, (iii) any claim made or brought by any Third Party that the manufacture, use, sale or other Commercialization of the Product infringes, misappropriates or otherwise conflicts with the Patent Rights or any other intellectual property rights of any Third Party, or (iv) any claim made or brought by any Third Party that the execution and delivery of this Agreement or the grant of any of the rights under this Agreement to AbbVie conflicts with or otherwise tortiously interferes with the rights of any other Third Party.

11.2.                                             By Kadmon.  Kadmon shall indemnify, defend and hold harmless AbbVie, its Affiliates and their respective employees, officers, directors and agents (“AbbVie Indemnitees”) from and against any and all Losses that the AbbVie Indemnitees directly

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

incur, and all Losses that the AbbVie Indemnitees actually pay to one or more Third Parties (whether such claim is asserted as a tort, breach of contract or otherwise), in each instance to the extent resulting from or arising out of (a) any breach by Kadmon of any of its representations, warranties or obligations pursuant to this Agreement, (b) Kadmon’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement, (c) the development, manufacture, use or Commercialization of Product by or on behalf of Kadmon and/or its Affiliates or licensees (except for matters conducted solely by AbbVie under this Agreement or the Ancillary Agreements), (d) any claim made or brought by any Third Party that the manufacture, use, sale or other Commercialization of the Product infringes, misappropriates or otherwise conflicts with the Patent Rights or any other intellectual property rights of any Third Party, or (e) any claim made or brought by any Third Party that the execution and delivery of this Agreement or the grant of any of the rights under this Agreement to AbbVie conflicts with or otherwise tortiously interferes with the rights of any other Third Party; provided, however, that Kadmon will not be obligated to indemnify or hold harmless AbbVie Indemnitees from any such Losses to the extent resulting from (i) any breach by AbbVie of any of its representations, warranties or obligations pursuant to this Agreement or (ii) AbbVie’s or its Affiliates’ negligence in performing its obligations under this Agreement (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement.

11.3.                                             Claims for Indemnification.  A Party entitled to indemnification under this Article 11 (an “Indemnified Party”) shall give prompt written notification, with sufficient detail to allow the receiving Party to make an assessment thereof, to the Party from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party claim as provided in this Section 10.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice).  Except with respect to indemnification claims pursuant to Section 11.2(d), in which case AbbVie shall have the first right to assume the defense of such claim in accordance with Section 8.3.2, within fourteen (14) days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel reasonably satisfactory to the Indemnified Party.  If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all reasonable and documented costs, including attorney fees, incurred by the Indemnified Party in defending itself within thirty (30) days after receipt of any invoice therefore from the Indemnified Party.  The Party not controlling such defense may monitor and participate in the controlling Party’s defense at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the

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Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of separate counsel to the Indemnified Party in connection therewith.  The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto.  The Party not controlling such defense shall cooperate with the controlling Party and shall make available to the controlling Party all witnesses, information and materials in such Party’s possession or under such Party’s control relating thereto as are reasonably required by the controlling Party, subject to appropriate provisions for the protection of confidentiality.  The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned.  The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that is not solely for monetary damages, that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party, or that acknowledges fault by the Indemnified Party without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

11.4.                                             Limitation.  No claim may be made by any AbbVie Indemnitee for indemnification pursuant to Section 11.2 or 8.3.2 unless and until the aggregate amount of Losses for which all AbbVie Indemnitees seek to be indemnified exceeds *** (the “Deductible”), in which case Kadmon shall be liable only for such Losses in excess of the Deductible and, in any event, all AbbVie Indemnitees shall first seek recovery from the Escrow Amount before seeking recovery directly from Kadmon with respect to any indemnification claim pursuant to Sections 11.2 or 8.3.2 hereof.

11.5.                                             Insurance.

11.5.1.           Kadmon and its Affiliates shall, at their sole cost and expense, obtain and maintain in full force and effect commercial general liability insurance, which complies with all Applicable Laws of the Territory, and provides for minimum loss coverage at least *** and product liability insurance, which complies with all Applicable Laws of the Territory, and provides for minimum loss coverage at least ***.  Kadmon hereby specifically acknowledges and agrees that this Article shall not be construed to create any limit on Kadmon’s liability hereunder and/or indemnification obligation under Section 11.2 hereof. As soon as practicable following the Effective Date and following the receipt from AbbVie of information required by Kadmon’s insurer for such purpose, Kadmon shall cause AbbVie to be named as additional insured under Kadmon’s commercial general liability insurance policy. The Parties agree that for the purposes of this Section 11.5 Kadmon shall be permitted to provide this Agreement and any Ancillary Agreement to its insurer.

11.5.2.           Any Losses as to which indemnification provided for in Sections 11.1 and 11.2 may apply shall be determined net of any cash recovery actually received by an Indemnified Party with respect to insurance specifically with respect to the specific

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matter for which indemnification is sought, less any costs actually incurred in obtaining such recovery (including premium adjustments and similar charges).

11.5.3.           AbbVie and its Affiliates shall, at their sole cost and expense, obtain no later than the date of first commercial sale of Product in the Territory by or on behalf of AbbVie, and shall maintain in full force and effect commercial general liability insurance, which shall provide product liability coverage which complies with all Applicable Laws of the Territory, and provides for minimum loss coverage at least equal to the insurance coverage maintained by AbbVie with respect to AbbVie’s and its Affiliates’ proprietary pharmaceutical products. AbbVie hereby specifically acknowledges and agrees that this Article shall not be construed to create any limit on AbbVie’s liability hereunder and/or indemnification obligation under Section 11.1 hereof.  Kadmon acknowledges and agrees that AbbVie may satisfy its obligations under this Section 11.5.3 through a self-insurance program.

11.6.                                             Escrow Instructions.  In the event that any claim for indemnification under this Agreement is made against the Escrow Amount that is subject to an alternative dispute resolution proceeding pursuant to Schedule 14.6, then in the event a final order is rendered pursuant to such dispute procedure relating to the liability of either Party, the Parties shall deliver to the Escrow Agent a joint written instruction authorizing the release of the applicable portion of the Escrow Amount in accordance with such final order.

12.       TERM AND TERMINATION.

12.1.                                             Term.  This Agreement shall enter into effect on the Effective Date hereof, and unless terminated earlier in accordance with the terms of this Agreement, shall remain in full force and effect in perpetuity with respect to the license grants (the “Term”).

12.2.                                             Termination by AbbVie or the Parties Jointly for Convenience.  At any time during the Term, (a) AbbVie may, at its convenience, terminate this Agreement upon *** days’ prior written notice to Kadmon, and (b) the Parties may, by mutual written agreement, terminate this Agreement immediately.

12.3.                                             Termination Related to Bankruptcy or Similar Action.  Kadmon or AbbVie, as the case may be, shall have the right to terminate this Agreement, immediately upon giving written notice of termination to the other Party, in the event that the other Party files a voluntary petition, or suffers the filing of a substantiated involuntary petition under the bankruptcy provisions of Applicable Law which is not dismissed within ninety (90) days of its filing, is declared insolvent, undergoes voluntary or involuntary dissolution, makes an assignment for the benefit of creditors, fails or is unable to pay its debts as they come due, or suffers the appointment of a receiver or trustee over all, or substantially all, of its assets or properties.

12.4.                                             Termination for Material Breach.  In the event that either Party to this Agreement (the “breaching Party”) commits a material breach or default of any of its obligations hereunder, the other Party hereto (the “non-breaching Party”) may give the breaching Party written notice of such breach or default.  In the event that the breaching Party fails to cure such breach or default within ninety (90) days after the date of the

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non-breaching Party’s notice thereof, or if such breach or default cannot be cured within ninety (90) days after the date of the non-breaching Party’s notice thereof, then the non-breaching Party may terminate this Agreement immediately; provided, that, notwithstanding the foregoing, Kadmon’s right to terminate this Agreement under this Section 12.4 shall be a remedy of last resort and may be invoked only in the case where the breach cannot be reasonably remedied by the payment of monetary damages or other remedy under Applicable Law.  Termination under this Section 12.4 shall only become effective after resolution of any dispute for which termination is being sought.

13.       CONSEQUENCES OF TERMINATION.

13.1.                                             Termination by AbbVie or the Parties Jointly Under Section 12.2 or by a Party Under Section 12.3 or 12.4.  Upon the effective date of termination of this Agreement following termination by AbbVie or the Parties jointly under Section 12.2 or by a Party under Section 12.3 or 12.4:

13.1.1.           all licenses and all rights granted to AbbVie under this Agreement shall terminate;

13.1.2.           notwithstanding Section 13.1.1, AbbVie and its Affiliates shall be entitled, during the eighteen (18) month period following such effective date of termination, to sell any inventory of Product which remains on hand, or in the manufacture and supply pipeline, as of the effective date of the termination, in all cases in accordance with the terms and conditions set forth in this Agreement which shall be deemed to survive for such eighteen (18) month period for the purpose of this Section 13.1.2.  In the event that this Agreement is terminated by AbbVie under Sections 12.3 or 12.4 and any inventory remains following such eighteen (18) month period, then Kadmon shall purchase such inventory at AbbVie’s cost of goods, plus ***.

13.2.                                             Discontinuation of Use; Return of Confidential Information.  Except for rights granted pursuant to this Article 13, upon expiration or termination of this Agreement, each Party will discontinue use of the other Party’s Confidential Information and will return to the other Party (unless otherwise mutually agreed in writing by the Parties and except for one copy for archival purposes only) within thirty (30) days after the effective date of expiration or termination all physical embodiments of any of the other Party’s Confidential Information, that were provided by such other Party under this Agreement.

13.3.                                             Bankruptcy.

13.3.1.           If this Agreement is terminated by either Party pursuant to Section 12.3 due to the rejection of this Agreement by or on behalf of the other Party or such other Party’s “affiliate” (as defined pursuant to the Code) (the “Bankrupt Party”) under Article 365 of the United States Bankruptcy Code (the “Code”), all licenses and rights to licenses granted under or pursuant to this Agreement by the Bankrupt Party to the other Party (the “Licensing Party”) are, and shall otherwise be deemed to be, for purposes of Article 365(n) of the Code, licenses of rights to “intellectual property” as defined under Article 101(35A) of the Code.  The Parties agree that the Licensing Party shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against the

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Bankrupt Party under the Code, the Licensing Party shall be entitled to a complete duplicate of or complete access to (as the Licensing Party deems appropriate), any such intellectual property and all embodiments of such intellectual property if not already in the Licensing Party’s possession. Such intellectual property and all embodiments thereof shall be promptly delivered to the Licensing Party (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by the Licensing Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party upon written request therefore by the Licensing Party.

13.3.2.           The Parties further agree that in the event the Bankrupt Party seeks to sell, transfer or otherwise convey the Kadmon IP Rights or Regulatory Approvals, including the ANDA, pursuant to Section 363 of the Code, such sale, transfer or conveyance must be made subject to this Agreement and all licenses and rights to licenses granted under and pursuant to this Agreement, and that no other consideration would suffice to adequately protect the Licensing Party’s rights and interests under this Agreement so as to permit such sale, transfer or conveyance free and clear of the Licensing Party’s rights and interests under Section 363(f) of the Code.

13.3.3.           The foregoing provisions of this Section 13.3 are without prejudice to any rights the Licensing Party may have arising under the Code or Applicable Law.

13.4.                                             Survival.  Except as otherwise provided herein, in the event of any expiration or termination of this Agreement, (a) all financial obligations hereunder owed as of the effective date of such expiration or termination, including such obligations that have accrued, but have not been invoiced, as of such effective date, shall remain in effect, (b) all rights and obligations that have accrued under this Agreement, including in respect of breaches of the provisions of this Agreement, prior to such expiration or termination, shall survive, and (c) Articles 9, 11 and 14 and Sections 3.7, 8.3, 13.1, 13.2, and, if applicable, 13.3 shall survive. In the event of Kadmon’s material, uncured breach of this Agreement under Section 12.4, notwithstanding any other provision of this Agreement to the contrary, AbbVie may either terminate this Agreement (in which case all of AbbVie’s licenses granted under this Agreement and all royalty obligations under Section 6.3 shall terminate) or continue this Agreement (including AbbVie’s licenses and royalty obligations) and pursue damages.

14.       GENERAL PROVISIONS.

14.1.                                             Assignment.  Neither Party may assign or transfer its rights or delegate its obligations under this Agreement, in whole or in part, without the prior written consent of the other Party, except that a Party may make such an assignment or delegation without the other Party’s consent to (a) Affiliates, provided that such assignment does not relieve such assigning Party from its obligations hereunder or (b) a successor to substantially all of the business of such Party to which this Agreement pertains, whether in a merger, sale of stock, sale of assets, spin-off or other transaction.  Any permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume such rights and/or obligations.  Any attempted assignment or

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delegation by either Party in violation of the terms of this Section 14.1 shall be null, void and of no legal effect.

14.2.                                             Relationship of the Parties.  In the exercise of their respective rights, and the performance of their respective obligations, under this Agreement, the Parties are, and shall remain, independent contractors.  Nothing in this Agreement shall be construed to constitute the Parties as partners, joint venturers, or participants in a joint enterprise or undertaking, or to constitute either of the Parties as the agent of the other Party for any purpose whatsoever.  Neither Party shall bind, or attempt to bind, the other Party hereto to any contract or the performance of any other obligation, or represent to any Third Party that it is authorized to enter into any contract or binding obligation on behalf of the other Party hereto.

14.3.                                             Force Majeure.  Neither Party shall be liable for any failure to perform, or any delay in the performance of, any of its obligations under this Agreement to the extent, but only to the extent, that such Party’s performance is prevented by the occurrence of an event of force majeure.  For purposes of this Section 14.3, an event of force majeure shall mean and include, war, civil war, insurrection, rebellion, civil unrest, fire, flood, earthquake, adverse weather conditions, strike, lockout, labor unrest, acts of the public enemy, acts of government authorities, and, in general, any other cause or condition beyond the reasonable control of the Party whose performance is affected thereby.  In the event that a Party’s performance is affected by the occurrence of any event of force majeure, that Party shall furnish immediate written notice thereof to the other Party hereto.

14.4.                                             Notices.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 14.4 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 14.4.  Such Notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.

To:	Kadmon	Kadmon Pharmaceuticals, LLC
450 East 29th Street
New York, NY 10016
Attn: Steven N. Gordon, Executive Vice President and General Counsel
Facsimile: (212) 355-7855

	with a copy to:	DLA Piper LLP (US)
1251 Avenue of the Americas
New York, New York 10020-1104
Attn: Howard S. Schwartz, Esq.
Facsimile: (410) 580-3251

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To:	AbbVie	AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064
Attn: Executive Vice President, Global Commercial Operations
Facsimile: (847) 935-3294

	with a copy to:	AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064
Attn: Executive Vice President, Business Development, External Affairs and General Counsel
Facsimile: (847) 935-3294

14.5.                                             Governing Law.  This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York, without reference to conflicts of laws principles; provided, however, that the validity or enforcement of Intellectual Property Rights hereunder shall be determined under the laws of that jurisdiction in which those Intellectual Property Rights are registered or for which an application for registration has been filed.  The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

14.6.                                             Dispute Resolution.  If a dispute arises between the Parties, the Parties shall follow the alternative dispute resolution provisions provided for in Schedule 14.6.

14.7.                                             Severability. To the fullest extent permitted by Applicable Law, the Parties waive any provision of law that would render any provision in this Agreement invalid, illegal or unenforceable in any respect.  If any provision of this Agreement is held to be invalid, illegal or unenforceable, in any respect, then such provision will be given no effect by the Parties and shall not form part of this Agreement.  To the fullest extent permitted by Applicable Law and if the rights or obligations of any Party will not be materially and adversely affected, all other provisions of this Agreement shall remain in full force and effect and the Parties will use their best efforts to negotiate a provision in replacement of the provision held invalid, illegal or unenforceable that is consistent with Applicable Law and achieves, as nearly as possible, the original intention of the Parties.

14.8.                                             Interpretation.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The subject headings of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any provision of this Agreement.

14.9.                                             Entire Agreement and Amendments.  This Agreement, together with all Schedules attached hereto, and the Ancillary Agreements, constitute the entire agreement between the Parties, and supersedes all prior agreements, understandings and communications between the Parties, with respect to the subject matter hereof and

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thereof. No modification or amendment of this Agreement shall be binding upon the Parties unless in writing and executed by the duly authorized representative of each of the Parties.

14.10.                                      Waivers.  The failure by either Party hereto to assert any of its rights hereunder, including the right to terminate this Agreement due to a breach or default by the other Party hereto, shall not be deemed to constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

14.11.                                      Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.12.                                      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.  An executed signature page of this Agreement delivered by facsimile or PDF transmission shall be as effective as an original executed signature page.

[Signature page follows]

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IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

Kadmon Pharmaceuticals, LLC		AbbVie Inc.

By:	/s/ Steven N. Gordon	By:	/s/ William Chase

Name:	Steven N. Gordon	Name:	William Chase

Title:	Executive Vice President and General Counsel	Title:	Authorized Officer

Signature Page to License Agreement

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SCHEDULE 1.22

Third Party Royalty Agreements

1.              First Amendment to Asset Purchase Agreement between Zydus Pharmaceuticals USA, INC., Cadila Healthcare Limited d/b/a Zydus Cadila and Kadmon Pharmaceuticals, LLC successor to Three Rivers Pharmaceuticals, LLC dated June 20th, 2008.

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SCHEDULE 1.26

Joint Project Management Team

Formation; Purposes and Principles:

Within 10 days after the Effective Date, AbbVie and Kadmon shall establish a Joint Project Management Team (“the JPMT”), which shall have responsibility for (1) prioritizing and coordinating activities of the various working groups the Parties may establish, (ii) monitoring and facilitating the progress of activities under this Agreement with respect to Products, (iii) overseeing the implementation of all operational aspects of the collaboration established by this Agreement, and (iv) forming working groups and delegating to such working groups operational activities as needed. In conducting its activities the JPMT will operate and make its decisions consistent with the Agreement. The JPMT will determine the frequency, format, and participation for the meetings. The Parties will each be responsible for their own travel related costs and expenses incurred. The JPMT will be comprised of members from the following functional areas: Regulatory Affairs, Operations, Alliance Management, Project Management, Commercial, Pharmacovigilance, Clinical (AbbVie), Medical Affairs and/or any other functional groups deemed necessary by the JPMT lead.

Specific Responsibilities of JPMT:

(a)         The JPMT will establish governance for meetings.

(b)         Oversee the initial transfer of (i) the Purchased Assets to AbbVie in accordance with the Asset Purchase Agreement and (ii) materials under Section 2.2 of the Agreement to AbbVie in accordance with the Agreement.

(c)          Oversee and coordinate the on-going transfer of materials under Section 2.2.

(d)         Develop and implement the Tech Transfer Plan in accordance with the Supply Agreement.

(e)          Identify and execute selected projects required to meet obligations under the Agreement or those that may arise from performing the obligations under the Agreement.

(f)           Perform other functions as appropriate to further the purposes of this Agreement as agreed in writing by the Parties.

Working Groups:

From time to time either AbbVie or Kadmon or the Parties shall establish various working groups to oversee particular projects or activities necessary to operationalize activities defined in this Agreement.

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SCHEDULE 1.28

Kadmon Patent Rights

1.              Process for Producing Wet Ribavirin Pellets

U.S. Patent No. 6,720,000

2.              Composition Containing Ribavirin and Uses Thereof

U.S. Patent No. 7,538,094

3.              Large Dose Ribavirin Formulations

U.S. Patent No. 7,723,310

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SCHEDULE 1.41

Product Trade Dress

***

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***

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***

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***

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***

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***

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***

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***

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SCHEDULE 2.2.2

Form of Letter Documenting AbbVie’s Right of Reference

[Date]

Mr. Sean J. Belouin, PharmD

Regulatory Affairs, Project Manager

Office of Generic Drugs

Center for Drug Evaluation and Research

Food and Drug Administration

Metro Park North II

7500 Standish Place, HFG-617

Rockville, MD 20855

Re:                             ANDA 077456, SN 00XX

RIBASPHERE (ribavirin, USP) tablets, 200, 400, and 600 mg

General Correspondence

Dear Mr. Belouin:

Reference is made to ANDA 077456 for RIBASPHERE (ribavirin, USP) tablets, 200. 400, and 600 mg, which was approved on December 5, 2005.

On June XX, 2013, Kadmon Pharmaceuticals, LLC (Kadmon) entered into a License Agreement (Agreement) with AbbVie, Inc. (AbbVie). The Agreement provides for AbbVie to operate as a private-label distributor under Kadmon’s ANDA 077456. An update Section 3.2.P.3.1 is provided with this submission.

This submission has been transmitted via the Electronic Submissions Gateway. A description of the electronic submission, including format, approximate size of the submission, virus statement, and technical point of contact for the electronic document, is provided. If there are any questions concerning this submission, please contact me at 724-778-6100.

Sincerely,

Cynthia Berringer

Senior Director of Regulatory Affairs

Kadmon Pharmaceuticals, LLC

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[Date]

Mr. Sean J. Belouin, PharmD

Regulatory Affairs, Project Manager

Office of Generic Drugs

Center for Drug Evaluation and Research

Food and Drug Administration

Metro Park North II

7500 Standish Place, HFG-617

Rockville, MD 20855

Re:                     Ribasphere (ribavirin, USP) Tablets, 200 mg, 400 mg and 600 mg
Abbreviated New Drug Application 077456; SN00XX
Authorization to Reference

Dear Mr. Belouin:

Kadmon Pharmaceuticals, LLC (“Kadmon”) authorizes the Food and Drug Administration (FDA) to review our ANDA 077456 for Ribasphere (ribavirin, USP) Tablets, 200 mg, 400 mg and 600 mg in support of any applications (IND, NDA, ANDA) submitted by:

AbbVie, Inc.

[address]

[City, State Zip Code]

We commit that the information in the ANDA is current and will comply with the statements made therein. We request that all information in this file be treated as confidential in accordance with 21 CFR 314.420 and 21 CFR 314.430.

Sincerely,

Cynthia Berringer

Sr. Director Regulatory Affairs

Kadmon Pharmaceuticals, LLC

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SCHEDULE 6.3.1

Example Calculation of Royalty Payment and Reduced Royalty Payment

Inventory Reconciliation

	1000mg Tablet	1000mg RibaTab	Total 200mg
	(One Tablet)	(28 Day Package)	Equivalent
Beginning Inventory	***	***	***
+ Purchases from Kadmon	***	***	***
+ Second Source Purchases/Production	—	—	—
- Exclusive Product Sales	***	***	***
- CoPromote Sales	n/a	***	***
- Obsolescence	—	—	—
+/- Other (Specify)	—	—	—
Ending Inventory	***	***	***

Calculation of Royalty Payment

Total CoPackage Sales in 200mg equivalent units			***
times ***% of RSP			$ ***
Royalty Payment			$ ***

Reduction of the Royalty Payment under the provisions of Section 6.3.3 and 6.3.4

Royalty Payment (as calculated above)			$ ***
Less: ***% Reduction			$ ***
Reduced Royalty Payment			$ ***

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SCHEDULE 9.3

Public Disclosure

AbbVie and Kadmon have entered into a global agreement with respect to ribavirin. AbbVie has the non-exclusive right to develop, manufacture and market Kadmon’s proprietary, high-dose formulation of ribavirin in the U.S., and has exclusive rights in the U.S. to develop, manufacture and market ribavirin co-packaged with other AbbVie products. Outside the U.S., AbbVie has acquired marketing authorizations and related assets for ribavirin in certain countries. With this agreement, AbbVie gains patent and technology licenses to certain intellectual property owned or controlled by Kadmon, as it relates to ribavirin. Kadmon will be responsible for the manufacture and supply of the ribavirin asset, under certain conditions. The terms, financial or otherwise, of this agreement between AbbVie and Kadmon were not disclosed.

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SCHEDULE 14.6

Alternative Dispute Resolution

The Parties recognize that from time to time a dispute may arise relating to either Party’s rights or obligations under this Agreement. The Parties agree that any such dispute shall be resolved by the Alternative Dispute Resolution (“ADR”) provisions set forth in this Schedule, the result of which shall be binding upon the Parties.

To begin the ADR process, a Party first must send written notice of the dispute to the other Party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to “days” in this ADR provision are to calendar days). If the matter has not been resolved within twenty-eight (28) days after the notice of dispute, or if the Parties fail to meet within such twenty-eight (28) days, either Party may initiate an ADR proceeding as provided herein. The Parties shall have the right to be represented by counsel in such a proceeding.

1.                                      To begin an ADR proceeding, a Party shall provide written notice to the other Party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

2.                                      Within twenty-one (21) days following the initiation of the ADR proceeding, the Parties shall select a mutually acceptable independent, impartial and conflicts-free neutral to preside in the resolution of any disputes in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, each Party will select one independent, impartial and conflicts-free neutral and those two neutrals will select a third independent, impartial and conflicts-free neutral within ten (10) days thereafter. None of the neutrals selected may be current or former employees, officers or directors of either Party, its subsidiaries or affiliates.

3.                                      No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral(s) shall hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding shall take place in New York, New York.

4.                                      At least seven (7) days prior to the hearing, each Party shall submit the following to the other Party and the neutral(s):

(a)                                 a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

(b)                                 a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)                                  a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue (which shall not include any request for consequential, exemplary, special, incidental, or punitive damages, except as permitted under the

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License Agreement). The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue. The Parties agree that neither side shall seek as part of its remedy any punitive damages.

(d)                                 a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a) — 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.                                      The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

(a)                                 Each Party shall be entitled to five (5) hours of hearing time to present its case. The neutral shall determine whether each Party has had the five (5) hours to which it is entitled.

(b)                                 Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the Party conducting the cross-examination.

(c)                                  The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)                                 Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e)                                  Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral(s) shall have sole discretion regarding the admissibility of any evidence.

6.                                      Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral(s) a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7.                                      The neutral(s) shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling

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and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues. The neutral(s) shall not issue any written opinion or otherwise explain the basis of the ruling.

8.                                      The neutral(s) shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)                                 If the neutral(s) rule(s) in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

(b)                                 If the neutral(s) rule(s) in favor of one Party on some issues and the other Party on other issues, the neutral(s) shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The neutral(s) shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.                                      The rulings of the neutral(s) and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.                               Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral(s) shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.                               All ADR hearings shall be conducted in the English language.

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EXHIBIT A

FORM OF TRADEMARK CONSENT AGREEMENT

THIS AGREEMENT, executed as of the last date of signing set forth below, is entered into by and between AbbVie Inc. (“Applicant”), a Delaware corporation having its principal place of business at 1 North Waukegan Road, North Chicago, Illinois 60064, and Kadmon Pharmaceuticals, LLC (“Registrant”), a Pennsylvania Limited Liability Company having its principal place of business at 119 Commonwealth Drive, Warrendale, Pennsylvania 15086.

WHEREAS, Applicant has applied to register its RIBATAB trademark on the Principal Register of the United States Patent and Trademark Office, Serial No.                 ; and

WHEREAS, Registrant has registered and filed its trademarks on the Principal Register of the United States Patent and Trademark Office for RIBASPHERE Registration No. 2,887,092, RIBASPHERE and Design Registration No. 2,952,736, RIBAPAK Registration No. 3,248,539, RIBACARE Registration No. 2,921,369 and RIBADAY Serial No. 85/912,441; and

WHEREAS, the United States Patent and Trademark Office may cite Registrant’s registrations and applications for its RIBA-formative family of trademarks against registration of Applicant’s RIBATAB trademark on the grounds that the trademarks are confusingly similar; and

WHEREAS, the parties hereto recognize the validity of each other’s use and registration of and their respective trademarks in connection with their respective goods and wish to avoid any conflict with the other’s use or registration of its trademarks; and

WHEREAS, the parties hereto have concluded that confusion is not likely to arise from their use and registration of their respective trademarks in connection with their respective goods as set forth above.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Applicant agrees to limit its use of the trademark RIBATAB to use in connection with the following goods: “pharmaceutical preparations for the treatment of Hepatitis C.”

2.                                      Registrant hereby consents to, and agrees that it will not take any action to interfere with or prevent the use or registration of the trademark RIBATAB by Applicant in connection with the aforesaid goods.

3.                                      The parties agree to execute and file with the United States Patent and Trademark Office any and all documents which may be necessary or proper to effectuate the terms of this Agreement, including the registration of the parties’ respective trademarks.

4.                                      The parties agree to continue to take reasonable action to prevent any confusion due to the coexistence and registration of their respective trademarks, and to notify each other of any instances of confusion.

IN WITNESS WHEREOF, the parties hereto enter into this Agreement on the last date set forth below.

AbbVie Inc.		Kadmon Pharmaceuticals, LLC

By:		By:
Name:	Cheryl A. Withycombe	Name:
Title:	Authorized Representative	Title:
Dated:		Dated:

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EXHIBIT B

FORM OF SUPPLY AGREEMENT

(See attached)

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SUPPLY AGREEMENT

THIS SUPPLY AGREEMENT (this “Agreement”) is made as of June 17, 2013 (“Effective Date”), by and between Kadmon Pharmaceuticals, LLC, a Delaware limited liability company (“Company”), and AbbVie Bahamas Ltd., a Bahamas corporation (“AbbVie”).  Company and AbbVie are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, simultaneously with the execution, the Parties (and/or their Affiliates) will be entering into certain ancillary agreements, including (i) an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which AbbVie will purchase assets from Company related to Product in territories outside the United States, and (ii) a License Agreement (the “License Agreement”) pursuant to which AbbVie will distribute, on a non-exclusive basis, Product in the United States, including its territories and possessions, and will have the right to distribute exclusively Product co-packaged with other Hepatitis C therapeutics in the United States.

WHEREAS, AbbVie desires to engage Company to supply Product (as defined below) to AbbVie in accordance with the terms and conditions of this Agreement;

WHEREAS, Company desires to supply Product to AbbVie in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual promises and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1 — DEFINITIONS

The following words and phrases, when used herein with initial capital letters, shall have the meanings set forth or referenced below:

1.1          “AbbVie” has the meaning set forth in the preamble hereto.

1.2          “AbbVie Indemnitees” has the meaning set forth in Section 7.2.

1.3          “AbbVie Trademark” has the meaning set forth in Section 9.1.

1.4          “Act” shall mean the United States Food, Drug & Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.5          “ADR” has the meaning set forth in Exhibit C.

1.6          “Affiliate” shall mean, with respect to either Party, a corporation or any other entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or

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is under common control with, such Party.  As used herein, the term “control” means possession of direct or indirect power to order or cause the direction of the management and policies of a corporation or other entity whether (a) through the ownership of more than fifty percent (50%) of the voting securities of the other entity; or (b) by contract, statute, regulation or otherwise.

1.7          “Agreement” has the meaning set forth in the preamble hereto.

1.8          “API” shall mean that certain compound having the formula 1-[(2R,3R,4S,5R)-3,4-dihydroxy-5-(hydroxymethyl)oxolan-2-yl]-1H-1,2,4-triazole-3-carboxamide.  [CAS # [36791-04-5].

1.9          “Applicable Law” shall mean all federal, state, local or foreign laws, codes, statutes, ordinances, regulations, rules, guidance, or orders of any kind whatsoever, which are applicable to the Parties, the transactions contemplated under this Agreement or the Product, including all relevant European Union Law, the Act, Public Health Services Act, Generic Drug Enforcement Act of 1992 (21 U.S.C. § 335a et seq.), Anti-Kickback Statute (42 U.S.C. § 1320a-7b et seq.), the Health Insurance Portability and Accountability Act of 1996, data security and confidentiality, patient and information privacy, and tax laws, and any other regulations promulgated by any Regulatory Authority, all as amended from time to time in the Territory.

1.10        “Applicable Percentage of AbbVie Product Requirements” shall mean (a) during the Initial Term, at least *** % of AbbVie’s worldwide requirements for ribavirin tablets in twice daily and once daily dosage forms, and (b) after the Initial Term, at least *** % of AbbVie’s worldwide requirements for ribavirin tablets in twice daily and once daily dosage forms, each as determined on a quarterly basis.

1.11        “Approved Subcontractor” has the meaning set forth in Section 4.4.

1.12        “Bulk Product” shall mean Product as tablets packaged in bulk form (i.e., fiber or HDPE drums).

1.13        “Business Day” shall mean any day that is not a Saturday, a Sunday or other day on which commercial banks are required or authorized to be closed in the New York.

1.14        “Certificate of Analysis” shall mean the statement with approval stamped and dated by an authorized Company quality representative that provides a summary of the physical inspection of the Product conducted by Company and the Product’s release testing and performance testing results.

1.15        “cGMP” shall mean the FDA’s current Good Manufacturing Practice Regulations at 21 C.F.R. Parts 210 and 211, 21 U.S.C. 351(a), and the applicable counterpart requirements for the manufacture, warehousing, packaging, and distribution of drug products for human use promulgated by Regulatory Authorities in the countries in the Territory outside the United States, including any amendments or revisions thereto.

1.16        “CMOs” shall mean a Third Party contract manufacturer of Company with respect to Product for the Territory.

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1.17        “Commercialization” shall mean activities carried out by or on behalf of Company in distributing (including importing, transporting, warehousing, invoicing, handling and delivering Product to customers), promoting, marketing and selling Product, but does not include the selling of Product for use with clinical trials.

1.18        “Company” has the meaning set forth in the preamble hereto.

1.19        “Company Indemnitees” has the meaning set forth in Section 7.1.

1.20        “Compliance Audit” shall mean a review by AbbVie or its designated representatives of those portions of each of Company’s and its Affiliates’ and Approved Subcontractors’ Facilities at which the Manufacture of Product has been or is then being conducted, for purposes of reviewing Company’s and its Affiliates’ and Approved Subcontractors’ procedures and processes used in Manufacture of Product, including production and quality control files, records, and investigations of quality specifically relating to the Product.

1.21        “Confidential Information” shall mean technical, financial, manufacturing or marketing information, ideas, methods, developments, improvements, business plans, know-how, trade secrets or other proprietary information relating thereto, together with analyses, compilations, studies or other documents, records or data prepared by the Parties and their Affiliates which contain or otherwise reflect or are generated from such information.

1.22        “Convicted Entity” has the meaning set forth in Section 6.2.

1.23        “Convicted Individual” has the meaning set forth in Section 6.2.

1.24        “Debarred Entity” has the meaning set forth in Section 6.2.

1.25        “Debarred Individual” has the meaning set forth in Section 6.2.

1.26        “Drug Master File” or “DMF” shall mean a drug master file document containing detailed information about the manufacturing of the active pharmaceutical ingredient of the Product; packaging; excipients; colorant; flavor; essence; and/or other materials, as well as information describing the manufacturing site, the manufacturing facility, the operating procedures, the personnel, the manufacture, chemistry and control of the drug substance and the drug substance intermediates.

1.27        “Effective Date” has the meaning set forth in the preamble hereto.

1.28        “EMA” shall mean the European Medicines Agency, or any successor agency(ies) or authority having substantially the same function

1.29        “Excess Amount” has the meaning set forth in Section 3.2.

1.30        “Excluded Entity” has the meaning set forth in Section 6.2.

1.31        “Excluded Individual” has the meaning set forth in Section 6.2.

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1.32        “Facility” shall mean each facility listed on Schedule 1.32 at which Product is Manufactured.

1.33        “FDA” shall mean the United States Food and Drug Administration or any successor agency or authority having substantially the same function.

1.34        “FDA’s Disqualified/Restricted List” has the meaning set forth in Section 6.2.

1.35        “Finished Product” shall mean the fully finished packaged form of Product that includes Secondary Packaging.

1.36        “Firm Forecast” has the meaning set forth in Section 3.1.1.

1.37        “Force Majeure Event” has the meaning set forth in Section 11.1.

1.38        “Indemnified Party” has the meaning set forth in Section 7.3.

1.39        “Indemnifying Party” has the meaning set forth in Section 7.3.

1.40        “Initial Term” has the meaning set forth in Section 10.1.

1.41        “Intellectual Property Rights” shall mean (a) Patent Rights, (b) trademarks, trademark registrations, trademark applications, service marks, service mark registrations, and service mark applications, (c) copyrights, copyright registrations and copyright applications, (d) know-how, inventions, formulae, processes and trade secrets, and (e) all rights in all of the foregoing provided by Applicable Law.

1.42        “License Agreement” has the meaning set forth in the recitals.

1.43        “Losses” shall mean any and all losses, liabilities, damages, claims, awards, judgments, Taxes, interest, penalties, costs and expenses (including reasonable attorneys’ fees, experts’ fees and other similar out-of-pocket expenses) actually suffered or incurred.

1.44        “Manufacture” shall mean activities related to the production, supply, processing, filling, finishing, packaging, labeling, shipping or any intermediate activity thereof, including process development, process qualification and validation, scale-up, analytic development, testing, storage, quality assurance and quality control. “Manufacturing” shall have a corresponding meaning.

1.45        “NDC#” shall mean National Drug Code, which is a unique 3-segment number that identifies the FDA labeler code assigned to each Party, the product, and the trade packaging.

1.46        “Party” and “Parties” has the meaning set forth in the preamble hereto.

1.47        “Patent Rights” shall mean all rights arising under patents, provisional patent applications, patent applications or invention registrations, as well as any substitutions, continuations, continuations-in-part, divisionals and all reissues, renewals, reexaminations, extensions, supplementary protection certificates, confirmations, revalidations, registrations or

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patents, and all foreign counterparts thereof, registered or applied for in the United States and all other nations throughout the world, in connection with any of the foregoing.

1.48        “Primary Packaging” shall mean the processing of Bulk Product into unlabeled bottles or blisters.  “Primary Packaged” shall have a corresponding meaning.

1.49        “Product” shall mean the product supplied by Company to AbbVie under this Agreement as identified in Exhibit A, which may be amended from time to time by the mutual written agreement of the Parties.  The QD Product (as defined in the Purchase Agreement) will only be available for sale under this Agreement upon Company’s receipt of the necessary Regulatory Approvals and upon the completion of all manufacturing and quality requirements, including finalization of the manufacturing specifications, technical specifications and test protocols relating to the Manufacturing and performance characteristics of the QD Product.

1.50        “Product Specifications” shall mean the manufacturing specifications, technical specifications and test protocols relating to the Manufacturing and performance characteristics of the Product, as set forth on Exhibit B.

1.51        “Purchase Agreement” has the meaning set forth in the recitals.

1.52        “Purchase Order” shall mean a written purchase order issued by AbbVie under this Agreement that sets forth, with respect to the period covered thereby (a) the quantities of Product to be delivered by Company to AbbVie or its designee; and (b) the required delivery dates and delivery locations therefor.

1.53        “Quality Agreement” has the meaning set forth in Section 5.5.

1.54        “Regulatory Approvals” means all licenses, permits, authorizations and approvals of all pricing agreements and price reimbursement agreements with, and all registrations, filings and other notifications to, any governmental agency or department necessary, appropriate or useful for the Manufacture, use or Commercialization of the Product.

1.55        “Regulatory Authority” shall mean any federal, state, local, supranational or international regulatory agency, department, bureau, governmental entity or other body, including the FDA, the EMA and foreign equivalents, which is responsible for issuing approvals, licenses, registrations, clearances or authorizations necessary for the manufacture, use, storage, import, transport, offering for sale or sale of Product in the Territory.

1.56        “Renewal Term” has the meaning set forth in Section 10.1.

1.57        “Rolling Forecast” has the meaning set forth in Section 3.1.

1.58        “Secondary Packaging” shall mean the processing of Primary Packaged Product into fully packaged Product ready for distribution to end-users, including labeling of unlabeled bottles and/or blisters and final outer packaging.

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1.59        “Supply Interruption” shall mean an interruption to the scheduled supply of Product (other than as the result of a Force Majeure Event) pursuant to which Company supplies Product to AbbVie (a) in quantities less than *** % of quantities set forth in the applicable Purchase Order; or (b) more than two (2) weeks later than the delivery date set forth the applicable Purchase Order.

1.60        “Tech Transfer Plan” has the meaning set forth in Section 4.5.1.

1.61        “Term” has the meaning set forth in Section 10.1.

1.62        “Testing Laboratory” has the meaning set forth in Section 5.3.

1.63        “Territory” shall mean the world.

1.64        “Third Party” shall mean a party other than AbbVie or Company or any of either Party’s Affiliates.

1.65        “United States” shall mean the United States of America, its territories, protectorates and possessions.

ARTICLE 2 — PURCHASE PRICE; DELIVERY

2.1          Purchase and Sale of Product.  During the Term, Company shall sell and deliver to AbbVie, and AbbVie shall purchase and take delivery of such quantities of Product as shall equal the Applicable Percentage of AbbVie Product Requirements.  Except as otherwise expressly provided herein, Company, as the supplier of Product, shall be solely responsible for all costs and expenses incurred in connection with the Manufacture of Product, including costs and expenses of personnel, quality control testing, supply facilities, equipment and materials.

2.2          Purchase Price.  The purchase price for the Manufacture and supply of Bulk Product and Finished Product (for Product to be Commercialized by or on behalf of AbbVie in the United States) is set forth in the attached Exhibit A. If AbbVie requires Company to Manufacture and supply Finished Product to be Commercialized by or on behalf of AbbVie outside the United States, Kadmon shall supply such Product and AbbVie shall pay an amount equal to the price for *** the *** by *** to *** , without any *** . Commencing in calendar year 2014, if the costs to Manufacture and supply Product increase for any calendar year, including as a result of increases in the costs and expenses of personnel, quality control testing, supply facilities, equipment and/or materials then the Company shall provide *** day advance written notice to AbbVie, and shall provide to AbbVie documents and invoices evidencing such increased costs and expenses.  In addition, the purchase price for Products paid by AbbVie shall increase to an amount equal to such increased costs; provided, however, that such price increase shall in no event be increased by an amount greater than the increase to the Pharmaceutical Preparation Series Identification PCU325412325412, as issued by the Bureau of Labor Statistics, US Department of Labor for the prior January 1 to December 31 period.

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2.3          Delivery Terms.  Company shall deliver Product ordered by AbbVie, FCA Kadmon (Warrendale PA or other Company distribution center) per 2010 Incoterms, in accordance with the quantities, delivery dates and delivery and shipping instructions specified in Purchase Orders.  Shipment shall be via a carrier designated by AbbVie.  If the carrier noted on the Purchase Order is not available, then Company shall contact AbbVie for instructions regarding the mode of shipment.  Each delivery of Product shall be accompanied by a Certificate of Analysis and other such documents as may be required pursuant to the Quality Agreement or Applicable Law. Delivery of *** % or more of the Product ordered pursuant to any Purchase Order shall constitute delivery of the Product in accordance with such Purchase Order.

2.4          Invoice Terms.  Company shall invoice AbbVie for Product purchased by AbbVie upon delivery, and AbbVie shall pay any such undisputed invoice in full within *** days of receipt by AbbVie of the Product and an invoice from Company. AbbVie shall notify Company of any disputed invoice and the Parties shall promptly and in good faith, discuss, investigate and resolve such dispute within *** days of AbbVie’s receipt of the disputed invoice, or such period agreed to in writing by the Parties.  If a dispute remains unresolved following such period, the dispute shall be resolved in accordance with the ADR procedures set forth in Exhibit C; provided AbbVie shall pay the undisputed portion of any invoice.

2.5          No Other Compensation.  Company and AbbVie hereby agree that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by Company to AbbVie and by AbbVie to Company in connection with the transactions contemplated herein. Neither AbbVie nor Company previously has paid or entered into any other commitment to pay, whether orally or in writing, any AbbVie or Company employee, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.

2.6          Withholding Taxes.  Any federal, state, county or municipal sales or use tax, value added tax or international sales tax, excise or similar charge, or other assessment (other than that assessed against income), or other charge lawfully assessed or charged on the Manufacture or sale of Product shall be paid by Company. Where any payment payable by one Party to the other Party pursuant to this Agreement is subject to any withholding or similar tax, the Parties shall use their commercially reasonable efforts to perform all acts (including by executing all appropriate documents) so as to enable the Parties to take advantage of any applicable double taxation agreement or treaty.  In the event there is no applicable double taxation agreement or treaty, or if an applicable double taxation agreement or treaty reduces, but does not eliminate such withholding or similar tax, the payor Party shall pay the applicable withholding or similar tax to the appropriate government authority, shall deduct the amount paid from the amount due to the payee Party and shall secure and send to the payee Party evidence in its possession of such payment.

2.7          Delivery and Confirmation by AbbVie. Within *** days after the end of each calendar year during the Term, AbbVie shall provide such documentation and support to Company evidencing compliance with its requirement to purchase from Company the Applicable Percentage of AbbVie Product Requirements.  In the event that AbbVie has not purchased the

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Applicable Percentage of AbbVie Product Requirements, AbbVie shall promptly pay to Company an amount equal to the amount by which the aggregate quantity of Product purchased under Purchase Orders during such calendar year was less than the Applicable Percentage of AbbVie Product Requirements for such calendar year, multiplied by the applicable purchase price.

2.8          Audit Rights. During the Term, and until the end of three (3) calendar years thereafter, each Party will keep and maintain accurate and complete records relating to (a) in the case of Company, the calculation of Ex-US Secondary Packaging Costs and any increases to purchase price of Product and (b) in the case of AbbVie, the Applicable Percentage of AbbVie Product Requirements, which books and records will be sufficiently detailed such that the packaging costs and increases to purchase price for the Manufacture and supply of Products to AbbVie or AbbVie’s Product requirements, as applicable, can accurately be determined. Upon *** days’ prior written notice from the other Party, each Party will permit an independent certified public accounting firm of internationally recognized standing, selected by the requesting Party to examine the relevant books and records of the other Party and its Affiliates as may be reasonably necessary to verify the packaging costs and increases to purchase price for Product or AbbVie’s Product requirements, as applicable; provided, that the Party requesting an audit shall treat all information subject to review under this Section 2.8 in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the audited Party obligating it to retain all such information in confidence pursuant to such confidentiality agreement, unless the accounting firm is already subject to confidentiality obligations by virtue of its professional engagement with the Party being audited in which case a separate confidentiality agreement shall not be required. An examination by a Party under this Section 2.8 will occur not more than once in any calendar year and will be limited to the pertinent books and records for any calendar year ending not more than thirty-six (36) months before the date of the request. The accounting firm will be provided access to such books and records at a Party’s facility where such books and records are normally kept and such examination will be conducted during such Party’s normal business hours. Upon completion of the audit, the accounting firm will provide both Company and AbbVie a written report disclosing whether the packaging costs and Company increases to purchase price of Product Manufactured and supplied to AbbVie or AbbVie’s purchase of the Applicable Percentage of AbbVie Product Requirements, as applicable, under this Agreement are correct or incorrect and the specific details concerning any discrepancies. If the accountant determines that packaging costs and increases to the purchase price for Product are incorrect, or AbbVie’s has purchased less than the Applicable Percentage of AbbVie Product Requirements hereunder, then any additional amount owed by one Party to the other under any invoices issued during the period subject to the audit will be paid within *** days after receipt of the accountant’s report, along with interest at an annual rate set forth below, compounded monthly from the date of the audit report.  Interest due hereunder shall be calculated at an *** of the *** (as published in the “Money Rates” table of the Eastern Edition of The Wall Street Journal during the period such amount is overdue) *** %.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 3 — FORECASTING; ORDERS

3.1          Forecasting.

3.1.1                     AbbVie shall provide to Company a written non-binding estimate of its monthly requirements for Product for each of the next succeeding eighteen (18) months which shall include quantities constituting no less than the Applicable Percentage of AbbVie Product Requirements (the “Rolling Forecast”).  AbbVie shall provide the first Rolling Forecast within *** days of the Effective Date, and thereafter, the Rolling Forecast shall be updated monthly on the third Business Day of the month such that the Rolling Forecast shall always cover the next succeeding eighteen (18) months following a monthly update.  The first four (4) months of each Rolling Forecast shall be a “Firm Forecast,” and, subject to the other provisions of this Agreement, shall be binding on the Parties as to the amount of Product to be supplied and purchased.  The remaining fourteen (14) months of each Rolling Forecast shall not be part of the Firm Forecast, shall be for the Parties’ planning purposes only, and shall not constitute a commitment to purchase or supply Product in such quantities.  Each Rolling Forecast shall break down the quantities of Product into Bulk Product and Finished Product.  In the event that AbbVie fails to purchase the quantities set forth in the Firm Forecast, it shall nevertheless be obligated to pay Company for the full amount of Product set out in the Firm Forecast at the prices set forth in Exhibit A.

3.1.2                     Without duplication of any previously delivered Purchase Order, each Firm Forecast shall be accompanied by a Purchase Order for Product to be ordered by AbbVie during each of the first four (4) months, respectively, set forth in such Firm Forecast for delivery in accordance with Section 3.2.  The quantity of Product specified in any Purchase Order shall be in multiples of the full production lots of Product, such full production lot sizes to be mutually agreed following determination of the Specifications.

3.2          Purchase Orders.  Purchase Orders shall be placed on AbbVie’s Purchase Order form, specifying quantities of Product, which shall be broken down into quantities of Bulk Product and Finished Product, delivery dates and locations.  AbbVie shall be obligated to purchase and Company, subject to the provisions of this Section 3.2, shall be obligated to deliver by the required delivery date set forth therein, such quantities and type of Product as are set forth in each Purchase Order.  Company shall not be obligated to deliver Product on a delivery date set forth in a Purchase Order that is less than *** days from the submission of the Purchase Order by AbbVie to Company.  In the event that AbbVie specifies a delivery date that is within *** days from the submission of the Purchase Order by AbbVie to Company, Company will use commercially reasonable efforts to accommodate such delivery date requirement, but will be under no obligation to do so.  In the event that the terms of a Purchase Order are not consistent with or are in addition to the terms of this Agreement, the terms of this Agreement shall prevail.  In the event that AbbVie submits additional Purchase Order(s) requesting Product which taken together with Product subject to outstanding Purchase Order would amount to greater than *** % of the quantity set forth in the most recent Firm Forecast (such amount, an “Excess Amount”), subject to the provisions

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

of this Section 3.2 regarding delivery dates, Company shall use commercially reasonable efforts to accommodate such Excess Amount Purchase Orders.

ARTICLE 4 — SUPPLY TERMS

4.1          Product Specifications.  The Product Specifications as of the Effective Date for the Product are set forth on Exhibit B.  AbbVie may request changes to the Product Specifications, subject to Section 5.7, from time to time. Company shall review such changes and if it consents to such changes, which consent shall not be unreasonably withheld, conditioned or delayed, use commercially reasonable efforts to implement such changes or immediately notify AbbVie if a change cannot be implemented.  Subject to Section 5.7, prior to the implementation of any such change, Company shall promptly notify AbbVie of any price change for Product with respect to such change, and shall provide AbbVie with supporting documentation for such proposed price adjustments or costs, and the Parties shall agree in writing upon any price adjustments for Product to be supplied under the proposed amended Product Specifications.

4.2          Failure to Supply.

4.2.1                     If Company becomes aware that a Supply Interruption is reasonably likely to occur, Company shall promptly notify AbbVie by telephone or by written notification and shall provide AbbVie with the opportunity to meet in person or by teleconference to discuss the details to the extent they are known by Company.

4.2.2                     In the event that Company is unable, or notifies AbbVie that it is unable or otherwise receives notice from its CMO that it will be unable to supply, for any reason, except for a Force Majeure Event, to supply Product in accordance with the quantities and/or delivery dates specified by AbbVie for such Product via Purchase Orders, Company shall have a period of *** days or such longer time as necessary so long as Company is using commercially reasonable efforts to cure such interruption to supply, during which time Company will prioritize AbbVie Purchase Orders of Product over Company or other customer orders.  If such interruption to supply continues after such sixty (60) day period, AbbVie may, in its sole discretion: (a) cancel outstanding Purchase Orders with Company; (b) require Company to supply the undelivered Product at a future date agreed upon by the Parties; or (c) at Company’s sole expense, manufacture or have manufactured by a Third Party designated and qualified by AbbVie such quantity of ribavirin as AbbVie may reasonably determine with notice to Company as will meet AbbVie’s worldwide requirements in light of such interruption to supply.  AbbVie shall be entitled to receive from Company *** % of AbbVie’s cover damages, comprising cost differences between the Product’s cost and the replacement product’s cost, and reasonable costs associated with procuring replacements for the Product, until such time as Company is capable of resuming its supply obligations under this Agreement.  Upon Company’s resolution of the interruption to supply to the reasonable satisfaction of AbbVie, AbbVie shall be required to resume purchasing the Applicable Percentage of AbbVie Product Requirements from Company but shall be excused from purchasing that portion attributable to the permitted purchases from the Third Party manufacturer under Section 4.2.2(c).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

4.3          Minimum Shelf Life.          At the time of delivery, Product shall have a minimum of *** % of approved shelf life remaining, unless such Product shall have a shorter shelf life as a result of: (a) a Force Majeure Event, (b) the suspension of production activities at the request of AbbVie, and/or (c) an investigation of non-conforming Product.

4.4          SubContractors.  Company may use subcontractors, including the current CMOs listed on Schedule 4.4, that are pre-approved in writing by AbbVie, such approval not to be unreasonably withheld, conditioned or delayed (each, an “Approved Subcontractor”) to perform its obligations under this Agreement.  The CMOs listed on Schedule 4.4 shall be deemed Approved Subcontractors.  Prior to the engagement of any proposed subcontractor, Company shall provide the name and relevant details about the subcontractor to AbbVie.  AbbVie shall have the right to request reasonable additional information concerning the proposed subcontractor, including financial information.  Company shall cause its Approved Subcontractors to perform in full compliance with this Agreement, including Applicable Law, cGMPs and Product Specifications.  AbbVie’s approval of a subcontractor shall not create any contractual relationship or liability between AbbVie and such Approved Subcontractor.  No Approved Subcontractor shall be considered a Third Party beneficiary of this Agreement.  Approval of a subcontractor shall not relieve Company of any of its obligations under this Agreement.  Company shall remain liable for any breaches of this Agreement by, and any other acts or omissions of, any Approved Subcontractor.

4.5          Tech Transfer.

4.5.1                     To facilitate the establishment of AbbVie’s second supply source of ribavirin tablets in twice daily and once daily dosage forms, within *** days of the Effective Date, the Parties shall enter into a tech transfer plan (the “Tech Transfer Plan”). The Tech Transfer Plan will include provisions requiring Company to make available to AbbVie copies of the physical embodiment of those processes, protocols, procedures, methods, tests and other information, relating specifically to the Manufacturing of Product. Company shall provide reasonable assistance in order to facilitate the establishment of a back-up supplier or the transfer of Manufacturing of the Product to AbbVie or such other Third Party that AbbVie designates.  Notwithstanding the foregoing, the Parties acknowledge that Kadmon shall not be able to provide access to the DMF for the Company’s current API CMO.

4.5.2                     At AbbVie’s request, and coordinated through the JPMT established under the License Agreement, Company shall cause appropriate employees and representatives of Company and its appropriate Affiliates to meet with the employees of AbbVie or its designee at appropriate locations, from time to time, as reasonably requested by AbbVie, to facilitate the transfer of Manufacturing process.  Company shall also take all actions reasonably necessary to effectuate the royalty free transfer from Company or any of its CMOs (including Approved Subcontractors) to AbbVie or such Third Party supplier selected by AbbVie of Intellectual Property Rights owned or controlled by Company that are reasonably necessary and useful to Manufacture Product so as to enable AbbVie or such Third Party supplier to Manufacture Product.  Company shall also cooperate with AbbVie

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

to promptly prepare and file all necessary regulatory submissions to accommodate such alternative supply arrangements.

4.5.3                     In connection with the activities undertaken by Company under the Tech Transfer Plan, AbbVie shall reimburse Company’s (a) pre-approved travel expenses (undertaken in accordance with applicable AbbVie travel policies);  (b) personnel expenses incurred on-site at AbbVie’s or its designee’s facility(ies) at a fully burdened rate equal to $200/hour; and (c) any actual, reasonable and documented costs and expenses required to be paid to Third Party CMOs.

4.5.4                     To the extent agreed upon by the Parties in writing, the Parties will cooperate to identify and qualify an alternative supplier of API for the purposes of the Parties establishing a second source of API.  If the Parties agree to cooperate then the Parties shall agree on the manner of sharing the costs of such identification and qualification.

ARTICLE 5 — QUALITY, COMPLIANCE AND REGULATORY MATTERS

5.1          Company’s Inspection of Product.  Company shall maintain, or cause to be maintained, an inspection procedure and quality assurance program for the Product and Company’s production processes, which Company shall follow for the Manufacture and supply of Product under this Agreement.  AbbVie shall have the right to review all records pertaining to the Manufacture of the Product, including records of all inspection and quality assurance work performed by or on behalf of Company at Company’s place of business.

5.2          Certificate of Analysis.  All deliveries of Product provided hereunder will be delivered with a full Certificate of Analysis verifying their compliance with the current Product Specifications.

5.3          AbbVie’s Inspection of Product.  AbbVie shall have the right, but not the obligation, to inspect Product upon receipt.  AbbVie may, within *** days after receipt of each delivery of Product, inspect and test such Product, and may reject any Product that is: (a) not in compliance with the applicable Product Specifications or such Product’s Certificate of Analysis; (b) not in conformance with instructions agreed upon by the Parties regarding packaging or transport; (c) shipped in violation of any Applicable Law; or (d) recalled by any Regulatory Authority or by Company for reasons for which AbbVie is not at fault, in each case by giving Company notice thereof (including a sample of such Product, if applicable).  Any Product not rejected by written notice to Company within *** days of AbbVie’s receipt shall be deemed accepted, except for Product that is found later to have had latent defect(s) that could not reasonably have been discoverable within the *** days after receipt of delivery of such Products.  Company shall undertake appropriate evaluation of such sample and shall notify AbbVie whether it has confirmed such nonconformity within *** days after receipt of such notice from AbbVie.  If Company notifies AbbVie that it has not confirmed such nonconformity, the Parties shall submit the dispute to an independent testing laboratory or other appropriate expert mutually acceptable to the Parties (the “Testing Laboratory”) for evaluation.  Both Parties shall cooperate with the Testing Laboratory’s reasonable requests for assistance in connection with its evaluation hereunder.  The findings of the Testing Laboratory shall be

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

binding on the Parties, absent manifest error.  The expenses of the Testing Laboratory shall be borne by Company if the testing confirms the nonconformity and otherwise by AbbVie.  If the Testing Laboratory or Company confirms that a lot of Product does not conform to the warranty set forth in Section 6.1, Company, at AbbVie’s option, promptly shall (x) supply AbbVie with a conforming quantity of Product at Company’s expense or (y) reimburse AbbVie for the purchase price paid by AbbVie with respect to such nonconforming Product if already paid.  In addition, Company shall promptly reimburse AbbVie for all costs incurred by AbbVie with respect to such nonconforming Product.

5.4          Returns. Except for timely rejections of Product as set forth in Section 5.3, AbbVie shall not have the right to return to Company any Product delivered by Company pursuant to a Purchase Order.

5.5          Product Issues of Which Company Has Knowledge.  Company shall notify AbbVie promptly by telephone, followed by a prompt written notification, of any lot failure or similar issues that could reasonably be expected to impact AbbVie’s ability to manufacture or distribute Product to AbbVie’s customers.  If AbbVie notifies Company that a technical problem has developed with a commercial product incorporating Product that AbbVie reasonably believes may be due to a problem with the Product, Company shall provide to AbbVie a written response that outlines a plan to resolve the problem to the extent such problem relates to Company’s acquiring, testing or Manufacturing of Product.

5.6          Quality Agreement. Within ninety (90) of the Effective Date, the respective quality groups of Company and AbbVie shall prepare and enter into a reasonable and customary quality assurance agreement that shall set forth the terms and conditions upon which Company will conduct its quality activities in connection with this Agreement (the “Quality Agreement”). The Quality Agreement shall at a minimum address the following: supply process, regulatory controls, documentation control, calibration, preventive maintenance, validation program, Company quality-related matters, environmental control program, components and commodity procurement, material control, laboratory controls, exception reports, Product release testing, file samples, stability, complaints, Product reviews, management reviews, material safety information, returned goods, and Product preparation for, and handling during, shipping.

5.7          Product Changes.

5.7.1                     Supply Change Requested by AbbVie.  AbbVie may request in writing that the Company amend the Product Specifications or the supply process for the Product for the purpose of complying with any Applicable Law, including cGMPs.  AbbVie promptly shall provide Company with appropriate documentation relating to any such changes to the Product Specifications or supply process to the extent that such changes affect Company’s supply of Product hereunder. Company shall review such changes and use commercially reasonable efforts to implement such changes in a prompt and efficient manner.

5.7.2                     Supply Change Requested by Company.  Company shall not make any revision in the Manufacturing process or Facility which could reasonably be expected to affect quality, appearance, or performance of the Product or which would require approval from, or

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

notification to, any Regulatory Authority without AbbVie’s prior written consent, not to be unreasonably withheld.

5.7.3                     Cost of Supply Changes.  AbbVie shall reimburse Company for reasonable, documented costs that are actually incurred by Company in connection with any amendment of the Product Specifications or the supply process for Product required by AbbVie pursuant to Section 5.7.1, including reasonable costs of capital equipment and process upgrades and of obsolescence of materials, goods-in-process, and finished goods not suitable for use in the business or operations of Company or any of its Affiliates; provided, however, that AbbVie’s liability for such reimbursement shall be limited to levels of inventory that are consistent with the most recent Rolling Forecast.  Company shall be solely responsible for any and all costs and expenses incurred by it or AbbVie as a result of any amendment of the Product Specifications or the supply process for Product (a) requested by Company and consented to by AbbVie pursuant to Section 5.7.2, (b) required by AbbVie as a result of Company’s failure to Manufacture Product in conformity with the warranties set forth herein, or (c) required by the FDA or other applicable Regulatory Authority as a result of the supply of Product in the United States.

5.8          Product Safety.  Company represents, warrants and covenants that Product supplied by Company to AbbVie under this Agreement shall comply with (a) all product safety regulations promulgated by any Regulatory Authority regarding hazardous classification and (b) appropriate labeling requirements in any country in which Product may be distributed by AbbVie, including Company providing requisite Material Safety Data Sheets (MSDS) in appropriate languages.

5.9          Regulatory Assistance.  Company shall cooperate with AbbVie and any applicable Regulatory Authorities as may be necessary for AbbVie to obtain Regulatory Approvals and/or respond to inquiries from Regulatory Authorities, in each case in connection with Product Manufactured pursuant to this Agreement.

5.10        Recalls.  Company and AbbVie agree that any recalls and the cost of implementing such recalls shall be dealt with pursuant to Section 3.7 of the License Agreement.

5.11        Records; Audits. During the Term and for a period of three (3) years thereafter, Company shall maintain all records related to the Product. During the Term and for a period of three (3) years following expiration or termination of the Agreement, AbbVie may, either itself or through designated representatives, conduct audits of Company, the Facility(ies) and the Manufacturing process, including Compliance Audits.  AbbVie and its designated representatives shall have the right to inspect the Facility, Product, reference samples, full supply histories and records at reasonable times during Company’s normal business hours.  A Company representative shall accompany AbbVie’s representatives, including AbbVie’s employees, in any inspection of or other visit to the Facility(ies) or other entry into Company’s facilities.  Company shall ensure that its Affiliates or Approved Subcontractors (as applicable) cooperate with and provide reasonable assistance to AbbVie during such audit.  AbbVie may, in its discretion, submit to Company a written report outlining its findings and observations from any audit. Within *** days after receipt of any such AbbVie report, Company shall reply to AbbVie,

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

which reply shall include a corrective and preventive action plan along with a timetable for responding to any findings made by AbbVie, which corrective and preventive action plan Company shall use commercially reasonable efforts to implement as soon as practicable.

5.12        Regulatory Authority Compliance Notification.  Company shall comply with any Applicable Law that requires Company to: (a) allow representatives of any Regulatory Authority with jurisdiction over the Manufacture, marketing and distribution of Product to tour and inspect all facilities utilized by Company in the testing, packaging, storage, and shipment of Product; (b) respond to requests for information from any Regulatory Authority having jurisdiction over the Manufacture, marketing and/or distribution of Product; and (c) cooperate with such representatives in every reasonable manner.  Company shall notify AbbVie promptly (but no later than one Business Day after receipt) whenever Company (or an Approved Subcontractor, as applicable) receives notice of a pending inspection by any Regulatory Authority with jurisdiction over Company’s (or an Approved Subcontractor’s, as applicable) Manufacture and distribution of Product or AbbVie’s marketing and distribution of Product, of any plant or facility which is used in the Manufacture, packaging, storage or shipment of Product.  Company shall provide a reasonable written description of any such governmental inquiries, notifications or inspections within *** days after such visit or inquiry; provided, that the Company shall also furnish to AbbVie (x) any report or correspondence issued by the FDA or other Regulatory Authority in connection with such visit or inquiry, including any FDA Form 483 (List of Inspectional Observations), Establishment Inspection Reports or applicable portions of any FDA Warning Letters which pertain to Product  in the Territory and (y) in accordance with above, copies of proposed responses or explanations relating to items set forth above, in each case redacted of trade secrets or other Confidential Information of Company or its Affiliates (or an Approved Subcontractor, as applicable) that are unrelated to its obligations under this Agreement or are unrelated to Product.  After the filing of a response with the FDA or other Regulatory Authority, Company will promptly notify AbbVie of any further contacts with such agency relating to the subject matter of the response.

5.13        Business Continuity.  Company shall have contingency plans in place to minimize the interruption or impact to the supply of Product to AbbVie due to a Force Majeure Event or other disruptive event, whether within or outside the control of Company, including theft, vandalism, pandemic crisis, product contamination or recall, business interruption, action by activists or extremists, terrorism, and information technology interruption.  Throughout the Term, such contingency plans shall be available to AbbVie at any time and shall be updated and revised, as necessary, throughout the Term.

ARTICLE 6 — REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1          Product Warranty.  In connection with each delivery of Product hereunder, Company hereby represents and warrants to AbbVie as of the date of the delivery of such Product to AbbVie as follows: (a) such Product is in conformity with the Product Specifications, Certificate of Analysis and all Applicable Law; (b) such Product has been Manufactured in accordance with the Applicable Law, this Agreement and the Quality Agreement, and when delivered, shall be free from defects in design, material, manufacture and workmanship; (c) Product shall be of merchantable quality and shall be fit and suitable for the purposes intended by

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

AbbVie; (d) no Product delivered by Company under this Agreement will be “adulterated” or “misbranded” within the meaning of the Act, or within the meaning of any other Applicable Law in which the definitions of adulteration or misbranding are substantially the same as those contained in the Act, as such laws are constituted and effective at the time of such shipment or delivery; (e) title to such Product will pass to AbbVie free and clear of any security interest, lien or other encumbrance; (f) such Product has been Manufactured in facilities that are in compliance with Applicable Law at the time of such Manufacture (including applicable inspection requirements of the applicable Regulatory Authority); and (g) the Manufacture and supply of Product by Company in accordance with the terms hereof and use by AbbVie and its Affiliates and licensees, will not, in each case, infringe, misappropriate or otherwise violate the Intellectual Property Rights of any Third Party.

6.2          Debarment and Exclusion. Each Party represents and warrants that neither such Party, nor any Party employees, agents, subcontractors working on the subject matter hereunder, have ever been, are currently or are the subject of a proceeding that could lead to such Party or such employees, agents or subcontractors becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, nor are they listed on the FDA’s Disqualified/Restricted List. Each Party further covenants, represents and warrants that if, during the Term, Company, or any of Company’s employees, agents or subcontractors working on the subject matter hereunder, becomes or is the subject of a proceeding that could lead to that Party becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual, or added to FDA’s Disqualified/Restricted List, such Party will immediately notify the other Party, and such other Party will have the right to immediately terminate this Agreement. This provision will survive termination or expiration of this Agreement. For purposes of this provision, the following definitions will apply: (a) a “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a person that has an approved or pending drug product application; (b) a “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity; (c) an “Excluded Individual” or “Excluded Entity” is (i) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services, or (ii) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA); (d) a “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. §1320a — 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible; and (e) “FDA’s Disqualified/Restricted List” is the list of clinical investigators restricted from receiving investigational drugs, biologics, or devices if FDA has determined that the investigators have repeatedly or deliberately failed to comply with regulatory requirements for studies or have submitted false information to the study sponsor.

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6.3          General Representations and Warranties.  Each Party represents and warrants to the other Party as of the Effective Date, as follows: (a) it is an entity duly incorporated or formed, as applicable, and validly existing under the laws of its state and/or country of incorporation or formation, as applicable; (b) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; (c) it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (d) this Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered in a proceeding at law or equity; (e) all necessary consents, approvals and authorizations required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained; and (f) the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not and will not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws or any other constitutive document of such Party; and (ii) do not and will not conflict with, violate, breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

6.4          Compliance with Applicable Law.  Each Party shall comply with all Applicable Laws related to such Party’s activities to be performed under this Agreement.

6.5          Disclaimer of Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, INCLUDING WITH RESPECT TO PRODUCT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR WARRANTY OF MERCHANTABILITY.

ARTICLE 7 — INDEMNIFICATION; INSURANCE

7.1          Indemnification by AbbVie.  AbbVie shall indemnify, defend and hold harmless Company, its Affiliates and their respective employees, officers, directors and agents (each a “Company Indemnitees”) from and against any and all Losses that the Company Indemnitees directly incur, and all Losses that the Company Indemnitees actually pay to one or more Third Parties, in each instance to the extent resulting from or arising out of (a) any breach by AbbVie of any of its representations, warranties or obligations pursuant to this Agreement, or (b) AbbVie’s or its Affiliates’ negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement; provided, however, that Company will not be obligated to indemnify or hold harmless AbbVie Indemnitees from any such Losses which result from any of the matters for which AbbVie is obligated to indemnify Company for pursuant to Section 7.2.

7.2          Indemnification by Company. Company shall indemnify, defend and hold harmless AbbVie, its Affiliates and their respective employees, officers, directors and agents

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(each a “AbbVie Indemnitees”) from and against any and all Losses that the AbbVie Indemnitees directly incur, and all Losses that the AbbVie Indemnitees actually pay to one or more Third Parties, in each instance to the extent resulting from or arising out of (a) any breach by Company of any of its representations, warranties or obligations pursuant to this Agreement, (b) Company’s or its Affiliates’ or Approved Subcontractor’s negligence (or more culpable act or omission) or violation of Applicable Laws or regulations in performing or failing to perform its rights or obligations in connection with this Agreement, (c) any Third Party intellectual property claims related to Product (including claims with respect to Company Intellectual Property Rights); provided, however, that Company will not be obligated to indemnify or hold harmless AbbVie Indemnitees from any such Losses which result from any of the matters for which AbbVie is obligated to indemnify Company for pursuant to Section 7.1.

7.3          Claims for Indemnification.  A Party entitled to indemnification under this Article 7 (an “Indemnified Party”) shall give prompt written notification, with sufficient detail to allow the receiving Party to make an assessment thereof, to the Party from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a Third Party claim for which indemnification may be sought or, if earlier, upon the assertion of any such claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party claim as provided in this Section 7.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice).  Within *** days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such action, suit, proceeding or claim with counsel reasonably satisfactory to the Indemnified Party.  If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense and, without limiting the Indemnifying Party’s indemnification obligations, the Indemnifying Party shall reimburse the Indemnified Party for all reasonable and documented costs, including attorney fees, incurred by the Indemnified Party in defending itself within *** days after receipt of any invoice therefore from the Indemnified Party.  The Party not controlling such defense may monitor and participate in the controlling Party’s defense at its own expense; provided that, if the Indemnifying Party assumes control of such defense and the Indemnified Party in good faith concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of separate counsel to the Indemnified Party in connection therewith.  The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto.  The Party not controlling such defense shall cooperate with the controlling Party and shall make available to the controlling Party all witnesses, information and materials in such Party’s possession or under such Party’s control relating thereto as are reasonably required by the controlling Party, subject to appropriate provisions for the protection of confidentiality.  The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned.  The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or

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consent to any judgment in respect thereof that is not solely for monetary damages, that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party, or that acknowledges fault by the Indemnified Party without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld.

7.4          Limited Liability.  EXCEPT WITH RESPECT TO THIRD PARTY INDEMNIFICATION CLAIMS PURSUANT TO ARTICLE 7, AND BREACHES OF CONFIDENTIALITY PURSUANT TO ARTICLE 8, IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY, OR TORT (INCLUDING NEGLIGENCE) BREACH OF STATUTORY DUTY OR OTHERWISE, IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

7.5          Insurance.  Each of the Parties shall provide, at its own expense, and keep in full force and effect the kinds and amounts of insurance set forth in Section 11.4 of the License Agreement for the Term.

ARTICLE 8 — CONFIDENTIAL INFORMATION

8.1          Confidential Information.  All Confidential Information disclosed by one Party to the other Party hereunder shall, during the Term and for a period of five (5) years after expiration or termination of this Agreement, be maintained in confidence by the receiving Party and shall not be disclosed to Third Parties nor used for any purpose except to perform the receiving Party’s obligations or exercise the receiving Party’s rights pursuant to and in accordance with this Agreement, without the prior written consent of the disclosing Party.  Both Parties shall require employees to whom Confidential Information is disclosed to undertake confidentiality and non-use obligations consistent with the terms of this provision.  The foregoing obligations of confidentiality shall not apply to the extent that the subject Confidential Information:

(a)           is known by receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b)           is properly in the public domain;

(c)           is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not, to the knowledge of the receiving Party, under an obligation of confidentiality to the disclosing Party;

(d)           is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records;

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(e)           is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical studies or to market Product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations and all reasonable steps shall be taken in order to protect the confidentiality of such Confidential Information;

(f)            is necessary to be disclosed to Affiliates, agents, consultants, and/or other Third Parties for the research and development, manufacturing and/or marketing of Product (or for such entities to determine their interest in performing such activities) for sale or use in the Territory in accordance with this Agreement on the condition that such Affiliates and/or Third Parties agree to be bound by the confidentiality and non-use obligations contained in this Agreement; or

(g)           to the extent required by Applicable Law (including in connection with any securities reporting obligations of the United States Securities and Exchange Commission (SEC) or stock market on which the receiving Party is listed) or court order; provided, however, that the recipient promptly provides to the disclosing Party prior written notice of such disclosure and provides reasonable assistance in obtaining an order or other remedy protecting the Confidential Information from public disclosure.

8.2          Injunctive Relief.  In the event of any unauthorized use or disclosure by either Party of any of the other Party’s Confidential Information, the other Party shall be entitled to seek preliminary and permanent injunctive relief, as provided under Applicable Law, to prevent or enjoin any such unauthorized use or disclosure of any of the other Party’s Confidential Information.

8.3          Public Disclosures.  No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, press release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law.

ARTICLE 9 — INTELLECTUAL PROPERTY RIGHTS

9.1          Marking; Trademarks.  The Company acknowledges the validity of the title of AbbVie to any trademark, service mark, logo, design mark, trade name, or other trade dress of AbbVie (or licensed for use by AbbVie, except for such trademarks as are licensed to AbbVie by Company under the License Agreement) (“AbbVie Trademark”) that may be used in conjunction with the Product to be Manufactured by the Company hereunder.  Except as set forth in this Article 9, no right, title or interest in and to any AbbVie Trademark is granted by this Agreement.  In the event that the Product Specifications or any Regulatory Approval require Company to use an AbbVie Trademark or mark Product with one or more AbbVie patent number, then AbbVie shall grant, and hereby grants, Company the right to so use such AbbVie Trademark and AbbVie patent number only with respect to Product Manufactured for delivery to AbbVie hereunder.  Any goodwill associated with the use of such AbbVie Trademark shall be the exclusive property,

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and inure to the benefit, of AbbVie or its licensors.  Company shall not use any AbbVie Trademark in any publicity, advertising or announcement or for any other commercial purpose without the prior written approval of AbbVie, for each such use. Company agrees that it shall not at any time, either during the Term or thereafter, do anything that would adversely affect AbbVie or its Affiliates’ rights in and to any AbbVie Trademark in any country or territory worldwide, nor assist anyone else in doing so, including the following: (a) apply for registration of any AbbVie Trademark, or any mark confusingly similar thereto; (b) apply for registration of any domain name that incorporates any AbbVie Trademark or any mark confusingly similar thereto; (c) subject to the limited rights granted to it in this Section 9.1, use or authorize the use of any trademark, trade name or other designation confusingly similar to any AbbVie Trademark; or (d) contest the validity, strength, or fame of any AbbVie Trademark.

9.2          AbbVie’s  Proprietary Rights. AbbVie has granted no license, express or implied, to Company to use AbbVie Intellectual Property Rights other than for the purposes contemplated in this Agreement.

ARTICLE 10 - TERM AND TERMINATION

10.1        Term.  This Agreement shall become effective on the Effective Date, and unless sooner terminated in accordance with the terms herein, this Agreement shall remain in effect until December 31, 2014 (the “Initial Term,” and together with any Renewal Terms (as such term is defined below), the “Term”).  Thereafter, this Agreement shall be automatically renewed and shall continue in effect for *** successive renewal terms of *** year (each a “Renewal Term”), unless at least *** months prior to the termination of the Initial Term or the then-current Renewal Term, as applicable, AbbVie provides written notification to Company that AbbVie is terminating this Agreement at the end of the Initial Term or the then-current Renewal Term, as applicable.

10.2        Termination for Breach.  In the event that either Party (the “breaching Party”) commits a material breach or default of any of its obligations hereunder, the other Party (the “non-breaching Party”) may give the breaching Party written notice of such breach or default.  In the event that the breaching Party fails to cure such breach or default within *** days (or *** days with respect to payment defaults) after the date of the non-breaching Party’s notice thereof, then the non-breaching Party may terminate this Agreement immediately.

10.3        Termination by Insolvency.  Either Party may terminate this Agreement immediately upon notice to the other Party if the other Party shall (a) file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction a petition in bankruptcy or insolvency or for reorganization or for arrangement or for the appointment of a receiver or trustee of that Party or its assets; (b) be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within *** days after the filing thereof; (c) propose or be a party to any dissolution or liquidation; or (d) make an assignment for the benefit of its creditors.

10.4        Debarred Individual.  AbbVie may terminate this Agreement immediately upon providing notice in the event any employee or agent of Company becomes or is the subject of a

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proceeding that could lead to such person becoming a Debarred Individual in accordance with Section 6.2.

10.5        Effect of Termination.

10.5.1              Upon termination of this Agreement by AbbVie pursuant to Sections 10.2, 10.3 or 10.4, Company shall at its sole cost: (a) incur no further obligations, including placement of orders or subcontracts for material, services or facilities; (b) promptly use commercially reasonable efforts to terminate or assign to AbbVie or AbbVie’s designee, upon terms and conditions reasonably satisfactory to AbbVie, all obligations, including orders or subcontracts; (c) mitigate costs associated with this Agreement; and (d) promptly use commercially reasonable efforts to provide AbbVie assistance in maintaining performance of Company’s obligations hereunder by AbbVie or its designee and to facilitate the orderly transfer of such obligations.

10.5.2              Upon termination of this Agreement by Company pursuant to Sections 10.2 or 10.3, AbbVie shall purchase from Company the amount of Product that is subject to Purchase Orders outstanding at the time of such termination.  AbbVie shall in addition reimburse Company for work in process and materials that Company has purchased for the purpose of supplying Product under open Purchase Orders to AbbVie.

10.5.3              Except as and to the extent contemplated by Section 10.5.2, upon expiration of this Agreement or any earlier termination of this Agreement, Company immediately shall cease all Manufacturing of Product pursuant to this Agreement.

10.6        Survival.  The following Articles and Sections shall survive termination or expiration of the Agreement: Articles 1, 7, 8, 9 and 11 and Sections 4.5, 5.10, 6.2, 10.5, 10.6, and 10.7.  In addition, all provisions that survive termination, that are irrevocable or that arise due to termination shall survive in accordance with their terms.  Any other provisions of this Agreement contemplated by their terms to pertain to a period of time following termination or expiration of this Agreement shall survive only for the specified period of time.

10.7        Accrued Obligations.  Termination, expiration, cancellation or abandonment of this Agreement through any means and for any reason shall not relieve the Parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

ARTICLE 11 — MISCELLANEOUS

11.1        Force Majeure. Neither Party shall be liable for any failure to perform, or any delay in the performance of, any of its obligations under this Agreement (other than a failure to pay any amount due hereunder) to the extent, but only to the extent, that such Party’s performance is prevented by the occurrence a Force Majeure Event.  A “Force Majeure Event” shall mean and include, war, civil war, insurrection, rebellion, civil unrest, fire, flood, earthquake, adverse weather conditions, strike, lockout, labor unrest, acts of the public enemy, acts of government authorities, and, in general, any other cause or condition beyond the

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reasonable control of the Party whose performance is affected thereby.  In the event that a Party’s performance is affected by the occurrence of any Force Majeure Event, that Party shall furnish prompt written notice thereof to the other Party hereto.  Promptly thereafter, the Parties shall meet to discuss how AbbVie shall obtain such full quantity of conforming Product.

11.2        Assignment.   Neither Party may assign or transfer its rights or delegate its obligations under this Agreement, in whole or in part, without the prior written consent of the other Party, except that a Party may make such an assignment or delegation without the other Party’s consent to (a) Affiliates, provided that such assignment or delegation does not relieve such assigning Party from its obligations hereunder or (b) a successor to substantially all of the business of such Party to which this Agreement pertains, whether in a merger, sale of stock, sale of assets, spin-off or other transaction.  Any permitted successor or assignee of rights and/or obligations hereunder shall, in writing to the other Party, expressly assume such rights and/or obligations.  Any attempted assignment or delegation by either Party in violation of the terms of this Section 11.2 shall be null, void and of no legal effect.

11.3        Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the Parties and its successors and permitted assigns.

11.4        Waiver.  No waiver will be implied from conduct or failure to enforce rights.  No provisions of this Agreement shall be deemed waived unless such waiver is in writing and signed by the authorized representative of the Party against whom it is sought to be enforced.  Waiver by either Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default.

11.5        Severability.  If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any Party.  Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable provision to effect the original intent of the Parties.

11.6        Relationship of the Parties.  The relationship of the Parties under this Agreement is that of independent contractors.  Nothing contained in this Agreement is intended or is to be construed so as to constitute the Parties as partners, joint venturers, or one Party as an agent or employee of the other Party.  Neither Party has any express or implied right under this Agreement to assume or create any obligation on behalf of or in the name of the other Party, or to bind the other Party to any contract, agreement or undertaking with any Third Party, and no conduct of a Party shall be deemed to imply such right.

11.7        Entire Agreement.  This Agreement and schedules and the Exhibits hereto, together with the Purchase Agreement, the License Agreement and the other Ancillary Agreements (as such term is defined in the Purchase Agreement) contain the entire agreement

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between the Parties with respect to the subject matter hereof, and supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter.

11.8        Amendments.  No provisions of this Agreement shall be deemed amended, supplemented or modified unless such amendment, supplement or modification is in writing and signed by an authorized representative of each Party.

11.9        Further Assurances.   Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

11.10      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement.  Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by PDF shall constitute an original signature for purposes of this Agreement.

11.11      No Third Party Beneficiaries.  This Agreement has been entered into for the sole benefit of Company and AbbVie and in no event will any Third Party benefits or obligations be created thereby.

11.12      Dispute Resolution. If a dispute arises between the Parties, the Parties shall follow the alternative dispute resolution provisions provided for in Exhibit C.

11.13      Notice.  Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by facsimile transmission (with transmission confirmed) or by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 11.13 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.13.  Such Notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.

To: Kadmon	Kadmon Pharmaceuticals, LLC 450 East 29th Street, 5th Floor New York, NY 10016 Attn: Steven N. Gordon, Executive Vice President and General Counsel Facsimile: (212) 355-7855

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with a copy to:	DLA Piper LLP (US) 1251 Avenue of the Americas New York, New York 10020-1104 Attn: Howard S. Schwartz, Esq. Facsimile: (410) 580-3251

To: AbbVie	AbbVie Inc. 1 North Waukegan Road North Chicago, Illinois 60064 Attn: Executive Vice President, Global Commercial Operations Facsimile: (847) 935-3294

with a copy to:	AbbVie Inc. 1 North Waukegan Road North Chicago, Illinois 60064 Attn: Executive Vice President, Business Development, External Affairs and General Counsel Facsimile: (847) 935-3294

11.14      Expenses.  Unless otherwise specifically provided for herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party that shall have incurred the same, and the other Party shall have no liability therefor.

11.15      Governing Law.  This Agreement shall be governed by, and interpreted in accordance with the laws of the State of New York, without reference to conflicts of laws principles; provided, however, that the validity or enforcement of Intellectual Property Rights hereunder shall be determined under the laws of that jurisdiction in which those Intellectual Property Rights are registered or for which an application for registration has been filed.  The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

11.16      Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other Regulatory Authority in accordance with Applicable Law.

11.17      Interpretation. The headings of the Sections of this Agreement have been added for the convenience of the Parties and shall not be deemed a part hereof. Words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to

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include the other genders as the context requires.  The terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto and thereto) and not to any particular provision of this Agreement.  Article, Section, Exhibit and Schedule references are to the Articles, Sections, Exhibits, and Schedules to this Agreement unless otherwise specified.  Unless otherwise stated, all references to any agreement shall be deemed to include the Exhibits, Schedules and Annexes, if applicable, to such agreement.  The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified.  The word “or” shall not be exclusive.  Unless otherwise specified in a particular case, the word “days” refers to calendar days.  References herein to this Agreement shall be deemed to refer to this Agreement as of its Effective Date and as it may be amended thereafter, unless otherwise specified.  References to the performance, discharge or fulfillment of any liability or obligation in accordance with its terms shall have meaning only to the extent such liability or obligation has terms.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date.

ABBVIE BAHAMAS LTD.		KADMON PHARMACEUTICALS, LLC

By:	/s/ William Chase	By:	/s/ Steven N. Gordon

Name:	William Chase	Name:	Steven N. Gordon

Title:	Authorized Officer	Title:	Executive Vice President and General Counsel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 1.32

Facilities Where Product is Manufactured

Facility Name and Address	Service Provided
Star Lake Bioscience Co. No. 67, Gongnong Road North Zhaoqing Guangdong, China	Manufacturer of Ribavirin active pharmaceutical ingredient
DSM Pharmaceuticals, Inc 5900 Martin Luther King Jr. Highway Greenville, NC 27834	Manufacturer of Ribasphere tablets and analytical/stability laboratory for US market
Sharp Corporation 23 Carland Rd. Conshohocken, PA 19428	Blister packaging of Ribasphere tablets
Pharma Packaging Solutions 101 First Quality Drive, P.O. Box 1219 Norris, Tennessee 37828	Bottle packaging of Ribasphere tablets
Penn Pharmaceutical Services, Ltd Units 23-24 Tafarnaubach Ind Est Tredegar, Gwent, NP22 3AA	Analytical testing and stability laboratory for US and OUS markets.

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SCHEDULE 4.4

Contract Manufacturing Organizations

Approved Subcontractor Name and Address	Service Provided
Star Lake Bioscience Co. No. 67, Gongnong Road North Zhaoqing Guangdong, China	Manufacturer of Ribavirin active pharmaceutical ingredient
DSM Pharmaceuticals, Inc 5900 Martin Luther King Jr. Highway Greenville, NC 27834	Manufacturer of Ribasphere tablets and analytical/stability laboratory for US market
Sharp Corporation 23 Carland Rd. Conshohocken, PA 19428	Blister packaging of Ribasphere tablets
Pharma Packaging Solutions 101 First Quality Drive, P.O. Box 1219 Norris, Tennessee 37828	Bottle packaging of Ribasphere tablets
Penn Pharmaceutical Services, Ltd Units 23-24 Tafarnaubach Ind Est Tredegar, Gwent, NP22 3AA	Analytical testing and stability laboratory for US and OUS markets.

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EXHIBIT A

PRODUCTS AND PRICING

Products include:

200mg Tablets

Dosage	200mg	200mg
Package Size	1000ct Bulk	168ct Bottle
Package Price	$ ***	$ ***

BID Products

400mg and 600mg Tablets

Bulk Price

Dosage	400mg	600mg
Package Size	1000 ct	1000 ct
Price per 1,000	$ ***	$ ***

Bottle Price For

Finished Product

Dosage	400mg	600mg
Bottle Size	56 ct	56 ct
Price per Bottle	$ ***	$ ***

Blister Price for

Finished Product

	600mg per Day	800mg per Day	1000mg per Day	1200mg per Day
	28 Day Dose pack	28 Day Dose pack	28 Day Dose pack	28 Day Dose pack
Price per Dose Pack	$ ***	$ ***	$ ***	$ ***

QD Products

800mg, 100mg, and 1200mg Tables

Bulk Price

Dosage	800mg	1000mg	1200mg
Package Size	1000 ct	1000 ct	1000 ct
Price per 1,000	$ ***	$ ***	$ ***

Notes:

1. Additional costs for Secondary Packaging for AbbVie’s Commercialization of Finished Product outside the United States, as requested by AbbVie, will be calculated separately as a pass-through cost.

2. QD Products when and as approved.

A-1

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EXHIBIT B

PRODUCT SPECIFICATIONS

United States and Ukraine:

Table 3.2.P.5.1-1.                                            Proposed Specification for RIBASPHERE (Ribavirin, USP) Tablets

	Acceptance Criterion				Shelf-
Test	200-mg Tablet	400-mg Tablet	600-mg Tablet	Release	Life
Appearance	Unscored capsule-shaped tablet with blue film coating, debossed with logo “3RP” on one side and logo “200” on the other	Unscored capsule-shaped tablet with blue film coating, debossed with logo “3RP” on one side and logo “400” on the other	Unscored capsule-shaped tablet with blue film coating, debossed with logo “3RP” on one side and logo “600” on the other	X	X
Identification (HPLC)	The retention time of the major peak in the chromatogram of the sample preparation corresponds to that of the major peak in the chromatogram of the standard preparation	The retention time of the major peak in the chromatogram of the sample preparation corresponds to that of the major peak in the chromatogram of the standard preparation	The retention time of the major peak in the chromatogram of the sample preparation corresponds to that of the major peak in the chromatogram of the standard preparation	X
Moisture (KF)	NMT 4.0%	NMT 4.0%	NMT 4.0%	X	X
Assay (HPLC)	90.0–110.0% label claim (180-220 mg ribavirin per tablet)	90.0–110.0% label claim (360-440 mg ribavirin per tablet)	90.0–110.0% label claim (540-660 mg ribavirin per tablet)	X	X
Uniformity of Dosage Units (weight variation)	Meets USP <905> requirements	Meets USP <905> requirements	Meets USP <905> requirements	X
Dissolution	Meets USP requirements where Q=80% labeled strength dissolved in 30 minutes	Meets USP requirements where Q=80% labeled strength dissolved in 30 minutes	Meets USP requirements where Q=80% labeled strength dissolved in 30 minutes	X	X
Related Substances (HPLC):				X	X
1. Identified Individual:
a. RTCOOH	NMT 0.25%	NMT 0.25%	NMT 0.25%
b. TCOOH	NMT 0.25%	NMT 0.25%	NMT 0.25%
c. TCONH2	NMT 0.25%	NMT 0.25%	NMT 0.25%
2. Unidentified Individual	Less than 0.10%	Less than 0.10%	Less than 0.10%
3. Total	NMT 1.0%	NMT 1.0%	NMT 1.0%

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Table 3.2.P.5.1-1. Proposed Specification for RIBASPHERE (Ribavirin, USP) Tablets

	Acceptance Criterion				Shelf-
Test	200-mg Tablet	400-mg Tablet	600-mg Tablet	Release	Life
Microbial Limit Tests: 1. Total Aerobic Microbial Count	NMT 100 cfu/g	NMT 100 cfu/g	NMT 100 cfu/g	X	Xa
2. Escherichia coli	Absent	Absent	Absent
3. Salmonella species	Absent	Absent	Absent

a = Microbial limit tests are performed initially, then once per year, and at end of the stability study

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Europe:

Table 3.2.P.5.1-1.                                              Specifications for Ribavirin Tablets

	Acceptance Criterion			Analytical
Test	200-mg Tablet	400-mg Tablet	600-mg Tablet	Procedures
Appearance	Un-scored capsule-shaped tablet with blue film- coating. Uncoated core tablet is white, 3RP imprint on one side and logo 200 on the other	Un-scored capsule-shaped tablet with blue film-coating. Uncoated core tablet is white, 3RP imprint on one side and logo 400 on the other	Un-scored capsule-shaped tablet with blue film-coating. Uncoated core tablet is white, 3RP imprint on one side and logo 600 on the other	METR-0379-D Visual
ID (HPLC Scan)	The UV spectrum of the Ribavirin peak in the reference standard chromatogram corresponds to the spectrum produced by the major peak in the standard chromatogram			METR-0379-D
ID (HPLC RT)	The retention time of the principal peak in the sample solution should be ±2% of the reference standard
Assay (HPLC), %	95.0–105.0% (190–210mg/tablet)	95.0–105.0% (380–420mg /tablet)	95.0–105.0% (570–630mg/tablet)	METR-0379-D
Related Substances (HPLC), %[a] RTCOOH	NMT 0.1%			METR-0379-D
Any Other Impurity	NMT 0.1%
Total	NMT 0.2%
Uniformity of Dosage Units (weight variation), %	Meets Ph Eur requirements[b]			METR-0379-D Ph Eur, Chapter 2.9.40
Dissolution, % (Paddles)	NLT 85% labeled strength dissolved in 15 minutes[c]			METR-0379-D Ph Eur, Chapter 2.9.3
Moisture (KF), %	NMT 3.0%			METR-0379-D Ph Eur, Chapter 2.9.32
Microbial Limit Tests, cfu/g:				METR-0403-B
Total Viable Aerobic Count
Bacteria	NMT 1000 cfu/g
Fungi	NMT 100 cfu/g
Escherichia coli	Absent			METR-0379-D Ph Eur, Chapter 2.6.13

a	=	Reporting limit: disregard peaks less than 0.05%
b	=	Level 1: Acceptance value (AV) (10/10 units) <15.0; Level 2: AV (30/30 units) <25.0
c	=	Q = 80%; S1: 6 units NLT Q%+5%; S2: mean of 12 units (S1 + S2) NLT Q%, no units Q-15%; S3: (test 12 units) mean of 24 units (S1 + S2 + S3) NLT Q, NMT 2 units Q-15%, no unit Q-25%
RTCOOH	=	1-β-D-ribofuranosyl-1H-1,2,4-triazole-3-carboxylic acid or Ph Eur Impurity A
NLT	=	Not less than
NMT	=	Not more than

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EXHIBIT C

ALTERNATIVE DISPUTE RESOLUTION

The Parties recognize that from time to time a dispute may arise relating to either Party’s rights or obligations under this Agreement. The Parties agree that any such dispute shall be resolved by the Alternative Dispute Resolution (“ADR”) provisions set forth in this Exhibit, the result of which shall be binding upon the Parties.

To begin the ADR process, a Party first must send written notice of the dispute to the other Party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within twenty-eight (28) days after such notice is received (all references to “days” in this ADR provision are to calendar days). If the matter has not been resolved within twenty-eight (28) days after the notice of dispute, or if the Parties fail to meet within such twenty-eight (28) days, either Party may initiate an ADR proceeding as provided herein. The Parties shall have the right to be represented by counsel in such a proceeding.

1.             To begin an ADR proceeding, a Party shall provide written notice to the other Party of the issues to be resolved by ADR. Within fourteen (14) days after its receipt of such notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

2.             Within twenty-one (21) days following the initiation of the ADR proceeding, the Parties shall select a mutually acceptable independent, impartial and conflicts-free neutral to preside in the resolution of any disputes in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable neutral within such period, each Party will select one independent, impartial and conflicts-free neutral and those two neutrals will select a third independent, impartial and conflicts-free neutral within ten (10) days thereafter. None of the neutrals selected may be current or former employees, officers or directors of either Party, its subsidiaries or affiliates.

3.             No earlier than twenty-eight (28) days or later than fifty-six (56) days after selection, the neutral(s) shall hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding shall take place at a location agreed upon by the Parties. If the Parties cannot agree, the neutral(s) shall designate a location other than the principal place of business of either Party or any of their subsidiaries or affiliates.

4.             At least seven (7) days prior to the hearing, each Party shall submit the following to the other Party and the neutral(s):

(a)           a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the neutral;

(b)           a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

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(c)           a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue (which shall not include any request for consequential, exemplary, special, incidental, or punitive damages, except as permitted under the Supply Agreement). The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue. The Parties agree that neither side shall seek as part of its remedy any punitive damages.

(d)           a brief in support of such Party’s proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a) - 4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.            The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

(a)           Each Party shall be entitled to five (5) hours of hearing time to present its case. The neutral shall determine whether each Party has had the five (5) hours to which it is entitled.

(b)           Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the Party conducting the cross-examination.

(c)           The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)           Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e)           Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral(s) shall have sole discretion regarding the admissibility of any evidence.

6.             Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the neutral(s) a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

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7.             The neutral(s) shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party’s proposed rulings and remedies on some issues and the other Party’s proposed rulings and remedies on other issues. The neutral(s) shall not issue any written opinion or otherwise explain the basis of the ruling.

8.             The neutral(s) shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)           If the neutral(s) rule(s) in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

(b)           If the neutral(s) rule(s) in favor of one Party on some issues and the other Party on other issues, the neutral(s) shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The neutral(s) shall allocate fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.             The rulings of the neutral(s) and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.          Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral(s) shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

11.          All ADR hearings shall be conducted in the English language.